                                                 ------------------------------
                                                 FIRSTAR FUNDS
                                                 ------------------------------
                                                 ALL FUNDS

                                                 ------------------------------
                                                 PROSPECTUS
                                                 MARCH 1, 2000
                                                 ------------------------------


MONEY MARKET FUNDS
Money Market Fund
Institutional Money Market Fund
U.S. Treasury Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund

BOND FUNDS
Short-Term Bond Market Fund
Intermediate Bond Market Fund
Tax-Exempt Intermediate Bond Fund
Bond IMMDEX/(TM) Fund

BALANCED FUNDS
Balanced Income Fund
Balanced Growth Fund

STOCK FUNDS
Growth and Income Fund
Equity Index Fund
Growth Fund
MidCap Index Fund
Special Growth Fund
Emerging Growth Fund
MicroCap Fund
Core International Equity Fund
International Equity Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

(LOGO) Firstar Funds

(LOGO) Firstar Funds

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Learn about each Fund's Objective, Principal Investment Strategies, Principal
Risks, Performance and Expenses.
--------------------------------------------------------------------------------

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Table of Contents
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                    Money Market Fund and
                    ------------------------------------------------------------
                     Institutional Money Market Fund                         1
                    ------------------------------------------------------------
                    U.S. Treasury Money Market Fund and
                    ------------------------------------------------------------
                     U.S. Government Money Market Fund                       3
                    ------------------------------------------------------------
                    Tax-Exempt Money Market Fund                             6
                    ------------------------------------------------------------
                    Short-Term Bond Market Fund,
                    ------------------------------------------------------------
                     Intermediate Bond Market Fund and Bond IMMDEX/(TM) Fund 9
                    ------------------------------------------------------------
                    Tax-Exempt Intermediate Bond Fund                       16

                    ------------------------------------------------------------
                    Balanced Income Fund                                    20
                    ------------------------------------------------------------
                    Balanced Growth Fund                                    25
                    ------------------------------------------------------------
                    Growth and Income Fund                                  30
                    ------------------------------------------------------------
                    Equity Index Fund                                       34
                    ------------------------------------------------------------
                    Growth Fund                                             38
                    ------------------------------------------------------------
                    MidCap Index Fund                                       42
                    ------------------------------------------------------------
                    Special Growth Fund                                     45
                    ------------------------------------------------------------
                    Emerging Growth Fund                                    49
                    ------------------------------------------------------------
                    MicroCap Fund                                           53
                    ------------------------------------------------------------
                    Core International Equity Fund                          57
                    ------------------------------------------------------------
                    International Equity Fund                               60
                    ------------------------------------------------------------
                    Types of Investment Risk                                64
                    ------------------------------------------------------------
                    Investing With Firstar Funds                            72
                    ------------------------------------------------------------
                         Share Classes Available                            72
                    ------------------------------------------------------------
                         Sales Charges and Waivers                          72
                    ------------------------------------------------------------
                         Purchasing Shares                                  77
                    ------------------------------------------------------------
                         Redeeming Shares                                   81
                    ------------------------------------------------------------
                         Exchanging Shares                                  83
                    ------------------------------------------------------------
                         Additional Shareholder Services                    84
                    ------------------------------------------------------------
                    Additional Information                                  85
                    ------------------------------------------------------------
                         Dividends, Capital Gains Distributions and Taxes   85
                    ------------------------------------------------------------
                         Management of the Funds                            87
                    ------------------------------------------------------------
                         Net Asset Value and Days of Operation              91
                    ------------------------------------------------------------
                    Appendix                                                93
                    ------------------------------------------------------------
                         Financial Highlights                               93
                    ------------------------------------------------------------

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                                            (LOGO) Firstar Funds
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Money Market Fund and Institutional Money Market Fund

Objective
The investment objective of the Money Market Fund and the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Each Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

Each Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

Each Fund maintains an average maturity of 90 days or less.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.

Year-by-year total return as of 12/31 each year (%)

               Money           Institutional
              Market           Money Market
           ------------        ------------
90              8.05                   -
91              5.87                   -
92              3.42                3.58
93              2.67                2.90
94              3.84                4.08
95              5.54                5.81
96              5.00                5.26
97              5.14                5.39
98              5.14                5.38
99              4.57                4.94

                                                                               1
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(LOGO) Firstar Funds
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                                                        Institutional
                           Money Market                  Money Market
                               Fund                          Fund
--------------------------------------------------------------------------------
Best Quarter:        Q 2  '89        2.33%         Q 2  '95        1.46%
Worst Quarter:       Q 2  '93        0.64%         Q 2  '93        0.70%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99
--------------------------------------------------------------------------------
                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception Date)
--------------------------------------------------------------------------------
Money Market Fund     4.57%          5.07%          4.91%            -
Institutional
  Money Market Fund   4.94%          5.35%            -            4.72%
                                                              (Apr. 26, 1991)
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The 7-day yield for the period ended on 12/31/99 for the Money Market Fund and the Institutional Money Market Fund was 5.30% and 5.54%, respectively, and without giving effect to fee waivers was 5.18% and 5.29%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Money Market Fund and the Institutional Money Market Fund.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund and Institutional Money Market Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                  Distribution                  Total Annual
                    Management    and Service       Other      Fund Operating
                     Fees/1/     (12B-1) Fees/2/  Expenses/3/    Expenses/4/
--------------------------------------------------------------------------------
Money Market Fund     0.50%          0.04%          0.53%          1.07%
Institutional
   Money Market Fund  0.50%          0.00%          0.15%          0.65%
--------------------------------------------------------------------------------

/1/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Money Market and Institutional Money Market Funds during the current fiscal year. As a result of the fee waivers, current management fees of the Money Market and Institutional Money Market Funds are 0.18% and 0.28%, respectively, of such Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Funds' consent.
/2/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the shares. The Money Market Fund (but not the Institutional Money Market Fund) intends to pay 12b-1 fees for the current fiscal year.

2
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                                                            (LOGO) Firstar Funds
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/3/ "Other Expenses" includes administrative fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. Each of the Money Market Fund and Institutional Money Market Fund has a Shareholder Service Plan permitting each to pay shareholder servicing fees to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the Fund's average daily net assets. The Institutional Money Market Fund does not intend to pay shareholder servicing fees for the current fiscal year, and "Other Expenses" does not reflect such fees. The administrator of the Funds has voluntarily agreed that a portion of the administration fee will not be imposed on the Institutional Money Market Fund during the current fiscal year. As a result of the fee waiver, "Other Expenses" of the Institutional Money Market Fund are estimated to be 0.11%. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ As a result of the fee waivers set forth in notes 1 and 3, the Total Annual Fund Operating Expenses of the Money Market Fund and Institutional Money Market Fund are estimated to be 0.75% and 0.39%, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser or Administrator.

A contingent deferred sales charge may be payable upon redemption of the Money Market Fund shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds -Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption (Money Market Fund only) and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                           1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Money Market Fund           $109           $340           $590          $1,306
Institutional Money
   Market Fund               66            208            362            810

--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund and U.S. Government Money Market Fund

Objectives
The investment objective of the U.S. Treasury Money Market Fund is to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value.

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations).

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
The U.S. Treasury Money Market Fund invests in short term, dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. Treasury. During normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations.

                                                                               3
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(LOGO) Firstar Funds
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The U.S. Government Money Market Fund invests in short term debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

Each Fund maintains an average maturity of 90 days or less.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

--------------------------------------------------------------------------------
Even though the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund purchase mostly U.S. government obligations, shares of the Funds are not themselves issued or guaranteed by any government agency.
--------------------------------------------------------------------------------

For the U.S. Government Money Market Fund, there can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.

Year-by-year Total Return as of 12/31 Each Year (%)

          U.S. Government      U.S. Treasury
           Money Market        Money Market
           ------------        ------------
90              7.71                   -
91              5.56                   -
92              3.30                3.19
93              2.61                2.57
94              3.76                3.57
95              5.39                5.21
96              4.92                4.76
97              4.97                4.78
98              4.95                4.65
99              4.41                4.05

4
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                                                            (LOGO) Firstar Funds
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                          U.S. Treasury                U.S. Government
                           Money Market                  Money Market
                               Fund                          Fund
--------------------------------------------------------------------------------
Best Quarter:        Q 2  '95        1.34%         Q 2  '89        2.24%
Worst Quarter:       Q 2  '93        0.62%         Q 2  '93        0.63%
--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99
--------------------------------------------------------------------------------
                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception Date)
--------------------------------------------------------------------------------
U.S. Treasury
   Money Market Fund  4.05%          4.69%            -            4.17%
                                                              (Apr. 29, 1991)
U.S. Government
   Money Market Fund  4.41%          4.92%          4.75%            -
--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund was 4.55% and 4.66%, respectively, and without giving effect to fee waivers was 4.54% and 4.66%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                  Distribution                  Total Annual
                    Management    and Service       Other      Fund Operating
                     Fees/1/    (12B-1) Fees/2/  Expenses/3/    Expenses/4/
--------------------------------------------------------------------------------
U.S. Treasury
   Money Market Fund   0.50%         0.00%          0.26%          0.76%
U.S. Government
   Money Market Fund   0.50%         0.00%          0.42%          0.92%
--------------------------------------------------------------------------------

/1/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund during the current fiscal year. As a result of the fee waivers, current management fees of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are 0.49% and 0.30%, respectively, of the Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Funds' consent.
/2/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the shares. The Funds do not intend to pay 12b-1 fees with respect to the shares for the current fiscal year.
/3/ "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above. Each Fund has in place a Shareholder Service Plan permitting the payment of a shareholder servicing fee to institutions (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of each Fund's average daily net assets. The Funds do not intend to pay shareholder servicing fees during the current fiscal year, and "Other Expenses" does not reflect such fees.
/4/ As a result of the fee waivers set forth in note 1, the Total Annual Fund Operating Expenses of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are estimated to be 0.75% and 0.72%, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser.

A contingent deferred sales charge may be payable upon redemption of U.S. Treasury Money Market Fund or U.S. Government Money Market Fund shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

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(LOGO) Firstar Funds
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                       1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
U.S. Treasury
   Money Market Fund    $78           $243           $422            $942
U.S. Government
   Money Market Fund     94            293            509           1,131

--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund

Objective
The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation Securities           Revenue Securities
General obligation securities are       Revenue securities are payable only
secured by the issuer's pledge of       from the revenues derived from a
its full faith, credit and taxing       particular facility or class of
power for the payment of principal      facilities or, in some cases,
and interest.                           from the proceeds of a special excise
                                        tax or other specific revenue source
                                        such as the issuer of the facility being financed.

Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

                                                            (LOGO) Firstar Funds
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Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.

Year-by-year total return as of 12/31 each year (%)
90         5.48
91         4.24
92         2.64
93         2.06
94         2.49
95         3.44
96         3.06
97         3.13
98         2.97
99         2.58

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(LOGO) Firstar Funds
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--------------------------------------------------------------------------------
Best Quarter:        Q 2  '89        1.58%
Worst Quarter:       Q 1  '94        0.50%
--------------------------------------------------------------------------------

Average Annual Total return as of 12/31/99
--------------------------------------------------------------------------------
                                     1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund         2.58%          3.03%          3.20%
--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the Tax-Exempt Money Market Fund was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Money Market Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                  Distribution                  Total Annual
                    Management    and Service       Other      Fund Operating
                       Fees     (12B-1) Fees/1/  Expenses/2/      Expenses
--------------------------------------------------------------------------------
Tax-Exempt
   Money Market Fund  0.50%          0.00%          0.22%          0.72%
--------------------------------------------------------------------------------

/1/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the shares. The Fund does not intend to pay 12b-1 fees with respect to the shares for the current fiscal year.
/2/ "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. The Fund has in place a Shareholder Service Plan permitting the payment of a shareholder servicing fee to institutions (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the Fund's average daily net assets. The Fund does not intend to pay shareholder servicing fees during the current fiscal year, and "Other Expenses" does not reflect such fees.

A contingent deferred sales charge may be payable upon redemption of Tax-Exempt Money Market Fund Shares which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."

A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund               $74       $230      $401      $894
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
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Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/(TM)
Fund

Objectives
The investment objective of the Short-Term Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Index").

The investment objective of the Intermediate Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Lehman Intermediate Index").

The investment objective of the Bond IMMDEX/TM Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Index").

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and more than five years for the Bond IMMDEX/TM Fund during normal market conditions.

--------------------------------------------------------------------------------
                               Duration Defined:
"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

                                  For Example
The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.

On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.
--------------------------------------------------------------------------------

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65% of total assets in the following types of debt securities:
- U.S. government                                     - U.S. government agencies
- Stripped U.S. government                            - Corporate
- Collateralized mortgage obligations                 - Medium-term notes
- Asset-backed and mortgage-backed obligations        - Eurobonds

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

--------------------------------------------------------------------------------
                        Investment Grade Securities are:
                  securities rated in the highest 4 categories
                     by S&P, Moody's or another nationally
                           recognized rating agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.
--------------------------------------------------------------------------------

Description of Bond Indices
The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:
- U.S. Treasury securities                    - U.S. government agency
- dollar-denominated debt of certain foreign    securities
  sovereign or supranational entities         - investment-grade corporate
                                                debt obligations

The indices require that investment-grade corporate debt obligations must:
- be fixed-rate debt (as opposed to           - have at least one year until
  variable-rate debt)                           maturity
- have a minimum outstanding par value of     - have a minimum quality rating
  $100 million                                  of Baa by Moody's, BBB by S&P,
                                                or BBB by Fitch IBCA

The indices also require the following maturities for each debt obligation:
--------------------------------------------------------------------------------
Index                         Length of Maturity
--------------------------------------------------------------------------------
Lehman 1-3 Index              From one to three years remaining until maturity

Lehman Intermediate Index     From one to 10 years remaining until maturity

Lehman Index                  From one to 30 years or more remaining until
                              maturity
--------------------------------------------------------------------------------

The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1999.

--------------------------------------------------------------------------------
                                     Bond Issues              Dollar Value
--------------------------------------------------------------------------------
Lehman 1-3 Index                          956                 $966 billion
Lehman Intermediate Index               3,282                 $2.4 trillion
Lehman Index                            4,665                 $3.5 trillion
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
Each Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

                      Short Term         Intermediate            Bond
                      Bond Market         Bond Market        IMMDEX/(TM)
                     ------------        ------------        ------------
90                        7.62                   -                8.22
91                       13.50                   -               16.58
92                        6.85                   -                7.56
93                        6.46                   -               10.96
94                        0.93               -2.09               -3.06
95                       10.73               15.25               19.55
96                        4.99                4.06                3.08
97                        6.39                7.34                9.43
98                        6.57                7.91                9.20
99                        3.36                1.00               -1.36

--------------------------------------------------------------------------------
                         Short-Term         Intermediate            Bond
                         Bond Market         Bond Market        IMMDEX/(TM)
                            Fund                Fund                Fund
--------------------------------------------------------------------------------
Best Quarter:        Q 4 '91    4.18%    Q 2 '95    5.02%     Q2 '95    6.65%
Worst Quarter:       Q 4 '92    -0.21%   Q 1 '94    -2.04%    Q1 '94    -2.90%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                                               Since Inception
                                  1 Year   5 Years  10 Years  (Inception Date)
--------------------------------------------------------------------------------
Short-Term Bond Market Fund -
   Retail A Shares                -1.03%     5.26%     6.12%          -
   Institutional Shares            3.36%     6.38%     6.68%          -
Lehman Brothers 1-3 Year
   Government/Corporate
   Bond Index                      3.15%     6.55%     6.64%          -
Intermediate Bond Market Fund -
   Retail A Shares                -3.32%     5.87%         -        5.09%
                                                               (Jan. 5, 1993)
   Institutional Shares            1.00%     7.00%         -        5.90%
                                                               (Jan. 5, 1993)
Lehman Brothers Intermediate
   Government/Corporate
   Bond Index                      0.39%     7.10%         -        5.94%
                                                               (Jan. 5, 1993)
Bond IMMDEX/TM Fund -
   Retail A Shares                -5.58%     6.61%     7.23%          -
   Institutional Shares           -1.36%     7.75%     7.80%          -
Lehman Brothers Government/
   Corporate Bond Index           -2.15%     7.61%     7.65%          -
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Each of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, Intermediate Government/Corporate Bond Index and Government/Corporate Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Gov't./Corp. Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Gov't./Corp. Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Gov't./Corp. Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
   offering price)                    None          4.00%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
   offering price)                    None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

(LOGO) Firstar Funds

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/       Fees/4/        /5/      Expenses/6/
--------------------------------------------------------------------------------
Short-Term Bond
 Market Fund - Retail A          0.60%        0.00%       0.50%        1.10%
Short-Term Bond
 Market Fund - Retail B          0.60%        0.75%       0.50%        1.85%
Short-Term Bond
 Market Fund - Institutional     0.60%        0.00%       0.25%        0.85%
Intermediate Bond
 Market Fund - Retail A          0.50%        0.00%       0.45%        0.95%
Intermediate Bond
 Market Fund - Retail B          0.50%        0.75%       0.45%        1.70%
Intermediate Bond
 Market Fund - Institutional     0.50%        0.00%       0.20%        0.70%
Bond IMMDEX/TM Fund -
 Retail A                        0.30%        0.00%       0.43%        0.73%
Bond IMMDEX/TM Fund -
 Retail B                        0.30%        0.75%       0.43%        1.48%
Bond IMMDEX/TM Fund -
 Institutional                   0.30%        0.00%       0.18%        0.48%
--------------------------------------------------------------------------------

/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Short-Term Bond Market Fund and Intermediate Bond Market Fund during the current fiscal year. As a result of the fee waiver, current management fees of the Short-Term Bond Market and Intermediate Bond Market Funds, are 0.32% and 0.37%, respectively, of such Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Funds' consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A Shares. The Funds do not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Funds do not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of each Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waivers set forth in note 3, the Total Annual Fund Operating Expenses of the Short-Term Bond Market Fund and Intermediate Bond Market Fund are estimated to be 0.57% and 0.57% for the Institutional Shares of each Fund, 0.82% and 0.82% for the Retail A Shares of each Fund and 1.57% and 1.57% for the Retail B Shares of each Fund, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Short-Term Bond Market Fund -
   Retail A Shares                        $508      $736       $982    $1,687
Short-Term Bond Market Fund -
   Retail B Shares
   Assuming complete redemption
      at end of period                     688       882      1,201     1,793
   Assuming no redemption                  188       582      1,001     1,793
Short-Term Bond Market Fund -
   Institutional                            87       271        471     1,049
Intermediate Bond Market Fund -
   Retail A Shares                         493       691        904     1,520
Intermediate Bond Market Fund -
   Retail B Shares
   Assuming complete redemption
      at end of period                     673       836      1,123     1,627
   Assuming no redemption                  173       536        923     1,627
Intermediate Bond Market Fund -
   Institutional                            72       224        390       871
Bond IMMDEX/TM - Retail A Shares           472       624        790     1,270
Bond IMMDEX/TM - Retail B Shares
   Assuming complete redemption
      at end of period                     651       768      1,008     1,378
   Assuming no redemption                  151       468        808     1,378
Bond IMMDEX/TM - Institutional              49       154        269       604
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund

Objective
The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:
- investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency)
- unrated at the time of purchase but determined to be of comparable quality by the Adviser
- municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's
-  tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional shares compare to those of a broad-based securities market index. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional share performance, the bar chart does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year Total Return as of 12/31 each year (%) (Institutional Shares)

90            -
91            -
92            -
93            -
94        -1.73
95        10.51
96         3.78
97         6.05
98         5.36
99         0.31

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Best Quarter:        Q 1  '95        3.93%
Worst Quarter:       Q 1  '94       -2.75%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                                              Since Inception
                                1 Year   5 Years   10 Years  (February 8, 1993)
--------------------------------------------------------------------------------
Tax-Exempt Intermediate
   Bond Fund
   Retail A Shares             -3.88%     4.03%       -            3.60%
   Institutional Shares         0.31%     5.15%       -            4.41%
Lehman Brothers 5-Year General
   Obligation Bond Index        0.71%     5.81%       -            5.03%
--------------------------------------------------------------------------------

The Lehman Brothers 5-Year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Intermediate Bond Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly                   Institutional     Retail A      Retail B
from your investment)                     Shares         Shares        Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
   offering price)                         None          4.00%          None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
   offering price)                         None           None          5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends         None           None          None
Redemption Fees                            None/2/        None/2/       None/2/
Exchange Fees                              None           None          None
--------------------------------------------------------------------------------

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                   /3/       Fees/4/       /5/      Expenses/6/
--------------------------------------------------------------------------------
Tax-Exempt Intermediate
 Bond Fund - Retail A            0.50%        0.00%       0.61%        1.11%
Tax-Exempt Intermediate
 Bond Fund - Retail B            0.50%        0.75%       0.61%        1.86%
Tax-Exempt Intermediate
 Bond Fund - Institutional       0.50%        0.00%       0.36%        0.86%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.31% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Annual Fund Operating Expenses of the Institutional, Retail A and Retail B Shares of the Fund are estimated to be 0.67%, 0.92% and 1.67%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
   Retail A Shares                         $509      $739      $987    $1,698
Tax-Exempt Intermediate Bond Fund -
   Retail B Shares
   Assuming complete redemption
      at end of period                     689       885      1,206     1,804
   Assuming no redemption                  189       585      1,006     1,804
Tax-Exempt Intermediate Bond Fund -
   Institutional                            88       274       477      1,061
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------
Balanced Income Fund

Objective
The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRincipal Investment Strategies
The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Bond Funds - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

Equity Securities                   50% (no less than 20%, no more than 60%)
Fixed-Income Securities             50% (no less than 40%)

--------------------------------------------------------------------------------
NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.
--------------------------------------------------------------------------------

Equity Securities
The Fund primarily invests in common stock of domestic companies the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." The Adviser also generally looks for companies with stock market capitalizations over $750 million. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share.

The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

--------------------------------------------------------------------------------
The Adviser looks for companies with attractive fundamental financial characteristics such as:
1. low debt
2. high return on equity
3. consistent revenue and earnings per share growth over the prior three to five years
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------
Fixed Income
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
- Corporate                                           - U.S. Treasury
- U.S. government agency                              - Stripped U.S. government
- Asset-backed and mortgage-backed obligations        - Money market instruments
- U.S. government

Except for convertible securities, the Fund will purchase only debt obligations rated investment-grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year total return as of 12/31/each year (%) (Institutional Shares)

90         4.75
91        31.95
92         8.92
93         8.79
94        -1.74
95        25.48
96        17.83
97        23.47
98        15.58
99         1.40

--------------------------------------------------------------------------------
Best Quarter:        Q 2  '97        10.40%
Worst Quarter:       Q 3  '90        -5.43%
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                     1 Year        5 Years        10 Years
Balanced Income Fund
   Retail A Shares                  -4.44%          15.17%         12.45%
   Institutional Shares              1.40%          16.66%         13.27%
S&P 500 Index                       21.04%          28.86%         18.21%
Lipper Balanced Fund Index           8.98%          16.33%         12.26%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by FIRMCO which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Income Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly                   Institutional     Retail A      Retail B
from your investment)                     Shares         Shares        Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
   on Purchases
   (as a percentage of offering price)     None          5.50%          None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)     None           None          5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends         None           None          None
Redemption Fees                            None/2/        None/2/       None/2/
Exchange Fees                              None           None          None
--------------------------------------------------------------------------------

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/        Fees/4/       /5/      Expenses/6/
--------------------------------------------------------------------------------
Balanced Income Fund -
   Retail A                      0.75%        0.00%       0.66%        1.41%
Balanced Income Fund -
   Retail B                      0.75%        0.75%       0.66%        2.16%
Balanced Income Fund -
   Institutional                 0.75%        0.00%       0.41%        1.16%
--------------------------------------------------------------------------------

/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.56% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Annual Fund Operating Expenses of the Institutional, Retail A and Retail B Shares are estimated to be 0.97%, 1.22% and 1.97%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Balanced Income Fund - Retail A Shares     $686      $972     $1,279    $2,148
Balanced Income Fund - Retail B Shares
   Assuming complete redemption at end
      of period                            719       976      1,359     2,128
   Assuming no redemption                  219       676      1,159     2,128
Balanced Income Fund - Institutional       118       368        638     1,409
--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/        Fees/4/       /5/      Expenses/6/
--------------------------------------------------------------------------------
Balanced Income Fund -
   Retail A                      0.75%        0.00%       0.66%        1.41%
Balanced Income Fund -
   Retail B                      0.75%        0.75%       0.66%        2.16%
Balanced Income Fund -
   Institutional                 0.75%        0.00%       0.41%        1.16%
--------------------------------------------------------------------------------

/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.56% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Annual Fund Operating Expenses of the Institutional, Retail A and Retail B Shares are estimated to be 0.97%, 1.22% and 1.97%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Balanced Income Fund - Retail A Shares     $686      $972     $1,279    $2,148
Balanced Income Fund - Retail B Shares
   Assuming complete redemption at end
      of period                            719       976      1,359     2,128
   Assuming no redemption                  219       676      1,159     2,128
Balanced Income Fund - Institutional       118       368        638     1,409
--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
Balanced Growth Fund

Objective
The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

Principal Investment Strategies
The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Corporate Bond Index. That Index is described under "Bond Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

Investment Policy
--------------------------------------------------------------------------------
FIXED INCOME                  at least 25%
EQUITY SECURITIES             at least 50% (no more than 65%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.
--------------------------------------------------------------------------------

Equity Securities
The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.

The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Fixed Income
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
 . Corporate                                       . U.S. Treasury
 . U.S. government agency                          . Stripped U.S. government
 . Asset-backed and mortgage-backed obligations    . Money market instruments
 . U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment-grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is
                                                  -----------  -----------
the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an
           -----------     ------------------  -----------
issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates
                     ------------------
increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk,
                                                            ----------------
extension risk and prepayment risk. Derivatives risk is the risk of loss from
--------------     ---------------  ----------------
transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is
                                                            --------------
the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Bar Chart And Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance the bar chart does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would have been reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (INSTITUTIONAL SHARES)

90            -
91            -
92            -
93         8.24
94        -4.27
95        26.52
96        12.63
97        17.47
98        16.51
99         4.28

--------------------------------------------------------------------------------
BEST QUARTER:        Q3  '98        14.09%
WORST QUARTER:       Q4  '98        -7.98%
--------------------------------------------------------------------------------

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Average Annual Total Return As of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                1 YEAR   5 YEARS   10 YEARS   (MARCH 30, 1992)
--------------------------------------------------------------------------------
Balanced Growth Fund -
   Retail A Shares              -1.71%    13.67%      -            10.52%
   Institutional Shares          4.28%    15.25%      -            11.51%
S&P 500 INDEX                   21.04%    28.86%      -            20.78%
Lipper Balanced Fund Index       8.98%    16.33%      -            12.52%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Growth Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
     offering price)                  None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                              Distribution                    Total Annual
                               Management     and Service        Other        Fund Operating
                                  Fees/3/   (12b-1) Fees/4/    Expenses/5/     Expenses/6/
------------------------------------------------------------------------------------------------------------
Balanced Growth Fund -
   Retail A                        0.75%          0.00%         0.52%            1.27%
Balanced Growth Fund -
   Retail B                        0.75%          0.75%         0.52%            2.02%
Balanced Growth Fund -
   Institutional                   0.75%          0.00%         0.27%            1.02%
-----------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.70% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
5 "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 As a result of the fee waiver set forth in note 3, the Total Annual Fund Operating Expenses of the Institutional, Retail A and Retail B Shares of the Fund are estimated to be 0.97%, 1.22% and 1.97%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Balanced Growth Fund - Retail A Shares    $672      $931     $1,209    $2,000
Balanced Growth Fund - Retail B Shares
   Assuming complete redemption at
      end of period                        705       934      1,288     1,978
   Assuming no redemption                  205       634      1,088     1,978
Balanced Growth Fund - Institutional       104       325        563     1,248
--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
Growth And Income Fund

Objective
The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Common Stocks
The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend paying securities.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium- To Large-sized Companies
The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To an extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate
                                              -----------     -------------
risk. Credit risk is the risk that an issuer of fixed-income securities may
----  -----------
default on its obligation to pay interest and repay principal. Interest rate
                                                               -------------
risk is the risk that, when interest rates increase, fixed-income securities
----
will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives
                                                                -----------
risk. Derivatives risk is the risk of loss from transactions which may be more
----  ----------------
sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart And Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year Total Return As Of 12/31 Each Year (%) (Institutional Shares)

90        -0.28
91        22.22
92         5.48
93         6.64
94         0.14
95        34.83
96        25.03
97        33.54
98        22.77
99         3.01


--------------------------------------------------------------------------------
Best Quarter:        Q4  '98        17.77%
Worst Quarter:       Q3  '98        -9.72%
--------------------------------------------------------------------------------

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Average Annual Total Return As Of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                     1 Year        5 Years        10 Years
Growth And Income Fund -
   Retail A Shares                   -2.91%         21.59%         13.82%
   Institutional Shares               3.01%         23.26%         14.59%
S&P 500 INDEX                        21.04%         28.56%         18.21%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Fund.

Shareholder Fees
   (fees paid directly           Institutional     Retail A       Retail B
   from your investment)             Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                    Distribution                  Total Annual
                      Management     And Service       Other     Fund Operating
                         Fees     (12b-1) Fees /3/   Expenses/4/    Expenses
--------------------------------------------------------------------------------
Growth and Income Fund -
 Retail A                0.75%          0.00%          0.44%          1.19%
Growth and Income Fund -
 Retail B                0.75%          0.75%          0.44%          1.94%
Growth and Income Fund -
 Institutional           0.75%          0.00%          0.19%          0.94%
--------------------------------------------------------------------------------

/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/4/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Growth and Income Fund -
 Retail A Shares                          $665      $907     $1,168    $1,914
Growth and Income Fund -
  Retail B Shares
   Assuming complete redemption
   at end of period                        697       909      1,247     1,891
   Assuming no redemption                  197       609      1,047     1,891
Growth and Income Fund -
 Institutional                              96       300       520      1,155
--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------
Equity Index Fund

Objective
The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that Index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
-  lower prices, or
- losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is
                                        ----------------  ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

90        -3.29
91        29.96
92         6.97
93         9.11
94         1.02
95        36.98
96        22.65
97        32.59
98        28.72
99        20.41

--------------------------------------------------------------------------------
Best Quarter:        Q 4  '98        21.52%
Worst Quarter:       Q 3  '90       -13.60%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                     1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Equity Index Fund -
 Retail A Shares                     13.49%         26.38%         16.90%
 Institutional Shares                20.41%         28.11%         17.72%
S&P 500 Index                        21.04%         28.56%         18.21%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None        5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/1/        None/2/        None/2/
Exchange Fees                         None           None           None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/        Fees/4/       /5/       Expenses/6/
--------------------------------------------------------------------------------
Equity Index Fund - Retail A     0.25%        0.00%       0.43%        0.68%
Equity Index Fund - Retail B     0.25%        0.75%       0.43%        1.43%
Equity Index Fund -
   Institutional                 0.25%        0.00%       0.18%        0.43%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.19% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Fund Operating Expenses of the Institutional, Retail A and Retail B Shares of the Fund are estimated to be 0.37%, 0.62% and 1.37%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Equity Index Fund - Retail A Shares        $616      $756      $908     $1,350
Equity Index Fund - Retail B Shares
 Assuming complete redemption
  at end of period                          646       752       982      1,321
 Assuming no redemption                     146       452       782      1,321
Equity Index Fund - Institutional            44       138       241        542
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Growth Fund

Objective
The Growth Fund seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Equity Securities
During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities are publicly-traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Large-Sized Companies
The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Principal Risks
The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate
                                              -----------     -------------
risk. Credit risk is the risk that an issuer of fixed-income securities may
      -----------
default on its obligation to pay interest and repay principal. Interest rate
                                                               -------------
risk is the risk that, when interest rates increase, fixed-income securities
----
will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

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(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

90            -
91            -
92            -
93         9.98
94        -5.34
95        30.03
96        18.15
97        22.91
98        30.46
99        14.29

--------------------------------------------------------------------------------
Best Quarter:        Q 4  '98        24.04%
Worst Quarter:       Q 3  '98       -11.12%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                                              Since Inception
                                1 Year   5 Years   10 Years   (Dec. 29, 1992)
--------------------------------------------------------------------------------
Growth Fund - Retail A Shares    7.77%    21.33%      -            15.53%
 Institutional Shares           14.29%    22.99%      -            16.66%
S&P 500 Index                   21.04%    28.56%      -            21.53%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(Fees Paid Directly              Institutional     Retail A       Retail B
From Your Investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

40
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                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                    Distribution                  Total Annual
                      Management     and Service       Other     Fund Operating
                         Fees     (12B-1) Fees/3/    Expenses/4/     Expenses
--------------------------------------------------------------------------------
Growth Fund - Retail A   0.75%          0.00%          0.45%          1.20%
Growth Fund - Retail B   0.75%          0.75%          0.45%          1.95%
Growth Fund -
   Institutional         0.75%          0.00%          0.20%          0.95%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/4/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Growth Fund - Retail A Shares             $666      $910     $1,173    $1,925
Growth Fund - Retail B Shares
   Assuming complete redemption
      at end of period                     699       915      1,257     1,913
   Assuming no redemption                  199       615      1,057     1,913
Growth Fund - Institutional                 97       303        525     1,166
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------
Midcap Index Fund

Objective
The investment objective of the Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that Index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap 400 Index will be within +0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
-  lower prices, or
- losses, that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is
                                        ----------------  ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.

There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/       Fees/4/         /5/    Expenses/6/
--------------------------------------------------------------------------------
MidCap Index Fund - Retail A     0.25%        0.00%       0.65%        0.90%
MidCap Index Fund - Retail B     0.25%        0.75%       0.65%        1.65%
MidCap Index Fund -
   Institutional                 0.25%        0.00%       0.40%        0.65%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.10% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year; however, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" is based on estimated amounts for the current fiscal year and includes (1) estimated administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Fund Operating Expenses of the Institutional, Retail A and Retail B Shares of the Fund are estimated to be 0.50%, 0.75% and 1.50%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                    1 Year        3 Years
--------------------------------------------------------------------------------
MidCap Index Fund - Retail A Shares                 $637           $821
MidCap Index Fund - Retail B Shares
 Assuming complete redemption
  at end of period                                   668            820
 Assuming no redemption                              168            520
MidCap Index Fund - Institutional                     66            208
--------------------------------------------------------------------------------

44
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                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------
Special Growth Fund

Objective
The Special Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium-Sized Companies
The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate
                                              -----------     -------------
risk. Credit risk is the risk that an issuer of fixed-income securities may
----  -----------
default on its obligation to pay interest and repay principal. Interest rate
                                                               -------------
risk is the risk that, when interest rates increase, fixed-income securities
----
will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment-grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

90         1.00
91        57.96
92         7.22
93         8.02
94        -2.01
95        29.94
96        18.87
97        17.42
98         4.91
99         2.53

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Best Quarter:        Q 4  '99        24.27%
Worst Quarter:       Q 3  '98       -19.63%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)

--------------------------------------------------------------------------------
                                     1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Special Growth Fund -
 Retail A Shares                     -3.35%         12.74%         12.67%
 Institutional Shares                 2.53%         14.29%         13.44%
S&P 500 Index                        21.04%         28.56%         18.21%
S&P Midcap 400 Index                 14.72%         23.05%           -
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Special Growth Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

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(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          DIstribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                  /3/       Fees/4/        /5/     Expenses/6/
--------------------------------------------------------------------------------
Special Growth Fund - Retail A   0.75%        0.00%       0.47%        1.22%
Special Growth Fund - Retail B   0.75%        0.75%       0.47%        1.97%
Special Growth Fund -
   Institutional                 0.75%        0.00%       0.22%        0.97%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.73% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Fund Operating Expenses of the Institutional, Retail A and Retail B Shares of the Fund are estimated to be 0.95%, 1.20% and 1.95%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Special Growth Fund - Retail A Shares      $667      $916     $1,183    $1,946
Special Growth Fund - Retail B Shares
 Assuming complete redemption
  at end of period                         700       918      1,262     1,924
 Assuming no redemption                    200       618      1,062     1,924
Special Growth Fund - Institutional         99       309       536      1,190
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
Emerging Growth Fund

Objective
The Emerging Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities will be publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Small-Sized Companies
The Fund generally invests in small-sized companies with stock market capitalizations between $250 million and $2 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with larger or smaller market capitalizations.

The Fund invests primarily in small-sized companies with stock market capitalizations between $250 million and $2 billion.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible bonds, notes, debentures, preferred stocks and other obligations that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

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(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate
                                              -----------     -------------
risk. Credit risk is the risk that an issuer of fixed-income securities may
----  -----------
default on its obligation to pay interest and repay principal. Interest rate
                                                               -------------
risk is the risk that, when interest rates increase, fixed-income securities
----
will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment-grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to small cap stock risks.
                                   ---------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart And Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                             [GRAPH APPEARS HERE]

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Best Quarter:        Q 4  '99        24.59%
Worst Quarter:       Q 3  '98       -19.59%
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares And Institutional Shares)
--------------------------------------------------------------------------------
                                                              Since Inception
                                1 Year   5 Years   10 Years   (Aug. 15, 1997)
--------------------------------------------------------------------------------
Emerging Growth Fund -
 Retail A Shares                -1.47%      -         -            3.40%

 Institutional Shares            4.40%       -         -           6.08%

S&P Smallcap 600                12.40%      -         -            7.44%

Wilshire Next 1750 Index        25.32%      -         -           13.51%
--------------------------------------------------------------------------------

The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Growth Fund.


Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None

Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None        5.00%<F1>

Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None

Redemption Fees                     None<F2>       None<F2>       None<F2>

Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

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(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
                                  Distribution                  Total Annual
                    Management    And Service       Other      Fund Operating
                       Fees     (12B-1) Fees<F3> Expenses<F4>     Expenses
--------------------------------------------------------------------------------
Emerging Growth Fund -
 Retail A             0.75%          0.00%          0.56%          1.31%

Emerging Growth Fund -
 Retail B             0.75%          0.75%          0.56%          2.06%

Emerging Growth Fund -
 Institutional        0.75%          0.00%          0.31%          1.06%
--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
     $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Emerging Growth Fund - Retail A Shares     $676      $942     $1,229    $2,042

Emerging Growth Fund - Retail B Shares
 Assuming complete redemption at
 end of period                              709       946      1,308     2,021

 Assuming no redemption                     209       646      1,108     2,021

Emerging Growth Fund - Institutional        108       337        585     1,294
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
Microcap Fund

The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

Objective
The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Common Stocks/potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Micro Capitalization Companies
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 20 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.

The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment-grade at the time of purchase (or unrated securities of comparable quality).

Other
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

The Fund may also participate in the initial public offering (IPO) market, and a significant portion of the Fund's returns have been attributable to its investments in IPOs. However, IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns may decline, which could reduce the Fund's total returns.

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares. Because the bar chart reflects Institutional Share performance, it does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year TOTAL RETURN AS OF 12/31 EACH YEAR (%) (Institutional Shares)

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Best Quarter:        Q 4  '99        74.44%
Worst Quarter:       Q 3  '98       -30.81%
--------------------------------------------------------------------------------

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Institutional Shares)
--------------------------------------------------------------------------------
                                                              Since Inception
                                1 Year   5 Years   10 Years    (Aug. 1, 1995)
--------------------------------------------------------------------------------
Microcap Fund
 Retail A Shares               123.31%      -         -            41.39%

 Institutional Shares          137.79%      -         -            43.73%

Russell 2000                    21.26%      -         -            14.06%
--------------------------------------------------------------------------------

The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the MicroCap Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None

Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None        5.00%<F1>

Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None

Redemption Fees                     None<F2>       None<F2>       None<F2>

Exchange Fees                         None           None           None


Annual Fund Operating Expenses (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
                                  Distribution                  Total Annual
                    Management    and Service       Other      Fund Operating
                       Fees     (12B-1) Fees<F3> Expenses<F4>     Expenses
--------------------------------------------------------------------------------
MicroCap Fund -
   Retail A           1.50%          0.00%          0.43%          1.93%

MicroCap Fund -
   Retail B           1.50%          0.75%          0.43%          2.68%

MicroCap Fund -
   Institutional      1.50%          0.00%          0.18%          1.68%
--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail Shares) and
     $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
MicroCap Fund - Retail A Shares            $735     $1,123    $1,535    $2,680

MicroCap Fund - Retail B Shares
   Assuming complete redemption at
      end of period                         771      1,132     1,620     2,666

   Assuming no redemption                   271        832     1,420     2,666

MicroCap Fund - Institutional               171        530       913     1,987
--------------------------------------------------------------------------------
Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Core International Equity Fund

Objective
The investment objective of the Core International Equity Fund is to provide maximum, long-term total return consistent with reasonable risk to principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
The Glenmede Trust Company (the "Sub-Adviser" or "Glenmede") attempts to achieve the Fund's objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund expects to derive its income from primarily dividends on equity securities and also from investments in fixed-income securities. The Fund is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to: Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Fund will invest at least 65% of its total assets in securities, such as equity securities, securities convertible into equity securities and debt, of companies based in at least three different countries, other than the United States.

Factors considered by the Sub-Adviser in the selection of securities to buy and sell for this Fund include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Securities are primarily selected by evaluating a security's valuation relative to the valuations of other securities in the same country. Prospective growth in company earnings, industry fundamentals, and other factors, such as low valuations relative to the universe of stocks which the Sub-Adviser would normally consider for investment, are also considered in determining which securities to buy and sell.

When a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's valuation objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Securities may also be sold for other reasons, such as a more favorable investment opportunity.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. Market risk is the risk that the value of
                       -----------  -----------
the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks
                                                 -------------
involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly              Institutional     Retail A       Retail B
from your investment)                Shares         Shares         Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
      offering price)                 None          5.50%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of
      offering price)                 None           None           5.00%/1/
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends    None           None           None
Redemption Fees                       None/2/        None/2/        None/2/
Exchange Fees                         None           None           None
--------------------------------------------------------------------------------

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                          Distribution                 Total
                                               and                    Annual
                               Management    Service      Other        Fund
                                  Fees       (12B-1)     Expenses    Operating
                                   /3/      Fees/4/         /5/     Expenses/6/
--------------------------------------------------------------------------------
Core International
 Equity Fund - Retail A          1.25%        0.00%       1.16%        2.41%
Core International
 Equity Fund - Retail B          1.25%        0.75%       1.16%        3.16%
Core International
 Equity Fund - Institutional     1.25%        0.00%       0.91%        2.16%
--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption (Retail Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3 The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees for the Fund are 0.80% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year; however, it is voluntary and can be modified or terminated at any time without the Fund's consent.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
/5/ "Other Expenses" is based on estimated amounts for the current fiscal year, and includes (1) estimated administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A and Retail B Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ As a result of the fee waiver set forth in note 3, the Total Annual Fund Operating Expenses of the Institutional Shares, Retail A and Retail B Shares and of the Fund are estimated to be 1.71%, 1.96% and 2.71%, respectively, for the current fiscal year. Although the fee waiver is expected to remain in effect for the current fiscal year, this waiver is voluntary and may be terminated at any time at the option of the Adviser.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                    1 Year        3 Years
--------------------------------------------------------------------------------
 Core International Equity Fund - Retail A Shares    $781          $1,260
 Core International Equity Fund - Retail B Shares
   Assuming complete redemption at end of period      819           1,274
   Assuming no redemption                             319             974
Core International Equity Fund -
   Institutional                                      219             676
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International Equity Fund

Objective
The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.

--------------------------------------------------------------------------------
The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. Under normal market conditions, at least 80% of assets will be invested in three countries other than the U.S.
--------------------------------------------------------------------------------

The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
-  American Depository Receipts
-  European Depository Receipts
-  Global Depository Receipts, and
-  other depository receipts

American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in:
-  closed-end investment companies holding foreign securities
-  options on securities and securities indices
-  futures contracts and related options

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Principal Risks
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks, which apply to the Fund, are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign
                       -----------
securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored ADR
                                               -------------
programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk.
                                                                -----------
Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment-grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated
                                  ------------------
securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk. This is
                                                      ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

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Bar Chart and Performance Table
The Fund offers three types of shares, as described under "Investing with Firstar Funds" - Institutional, Retail A and Retail B. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year, and (b) how the average annual returns of the Fund's Retail A and Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Because the bar chart reflects Institutional Share performance, it does not reflect the sales loads applicable to Retail A and B Shares. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Firstar International Equity Fund.

Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

90            -
91            -
92            -
93            -
94            -
95         4.49
96         5.00
97       -10.46
98        -9.55
99        30.07

--------------------------------------------------------------------------------
Best Quarter:        Q 2  '99        14.98%
Worst Quarter:       Q 3  '98       -21.06%
--------------------------------------------------------------------------------

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Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Taxable Bond Funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any Other Fund to the extent that it invests in fixed-income securities When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater in the case of the Bond IMMDEX(TM) Fund and the Tax-Exempt Intermediate Bond Fund than in the case of the Short-Term Bond Market Fund or the Money Market Funds. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Taxable Bond Funds and Balanced Funds may invest and zero coupon securities in which the Taxable Bond Funds may invest are subject to greater interest rate risk than many of the more typical fixed-income securities.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Money Market Fund and Institutional Money Market Fund may purchase, the GICs which the Taxable Bond Funds may purchase and the futures contracts in which the Taxable Bond Funds, Growth and Income Fund, Equity Index Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are

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illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Year 2000 Risk - All Funds
Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

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Additional Risks Which Apply to Investment in Certain of the Funds
Extension Risk - Taxable Bond Funds, Balanced Funds and Money Market Funds This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Risks - Core International Equity Fund, International Equity Fund, each other Fund - other than the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund - to the extent it invests in foreign securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Equity Fund and Core International Equity Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Equity Fund also may invest in obligations of foreign countries and political entities ("sovereign debt") which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.

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European Currency Unification - Core International Equity Fund, International
Equity Fund, each other Fund - other than the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund - to the extent it invests in foreign securities
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Prepayment Risk - Taxable Bond Funds, Balanced Funds and Money Market Funds
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Small And Midcap Stock Risk - Midcap Index Fund, Special Growth Fund, Emerging Growth Fund and Microcap Fund (with respect to small cap stock)
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax Risk - Tax-exempt Money Market Fund, U.S. Treasury Money Market Fund and Tax-exempt Intermediate Bond Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

Temporary Investment Risk - All Funds other than Index Funds
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to

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30% of its assets in money market instruments for temporary defensive purposes).
This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S.
Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money
Market Fund and the Tax-Exempt Intermediate Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Equity Fund and Core International Equity Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks which Apply to Particular Types of Securities
Government Obligations - Money Market Funds other than the Tax-exempt Money Market Fund, Taxable Bond Funds, Balanced Funds
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

Mortgage-backed and Asset-backed Securities - Taxable Bond Funds and Balanced Funds
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Short Sales - Microcap Fund, Emerging Growth Fund
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

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Options - Taxable Bond Funds, Balanced Funds and Equity Funds other than Core
International Equity Fund
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the International Equity Fund, may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit.

The Taxable Bond Funds and International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Taxable Bond Funds, Growth and Income, Equity Index, MicroCap, MidCap Index, Special Growth and Emerging Growth Funds will not exceed 5%, 25%, 5%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Equity Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Special Growth Fund, Emerging Growth Fund, MicroCap Fund, International Equity Fund and the Balanced Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's

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election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options - Taxable Bond Funds, Balanced Funds and Equity Funds
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The Core International Equity Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Taxable Bond Funds and Growth and Income Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, MidCap Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10%, 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

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Options - Taxable Bond Funds, Balanced Funds and Equity Funds other than Core
International Equity Fund
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the International Equity Fund, may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit.

The Taxable Bond Funds and International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Taxable Bond Funds, Growth and Income, Equity Index, MicroCap, MidCap Index, Special Growth and Emerging Growth Funds will not exceed 5%, 25%, 5%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Equity Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Special Growth Fund, Emerging Growth Fund, MicroCap Fund, International Equity Fund and the Balanced Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's

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election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options - Taxable Bond Funds, Balanced Funds and Equity Funds
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The Core International Equity Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Taxable Bond Funds and Growth and Income Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, MidCap Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10%, 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

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               GUARANTEED INVESTMENT CONTRACTS AND ZERO COUPON SECURITIES -
               TAXABLE BOND FUNDS
               The Taxable Bond Funds may purchase guaranteed investment contracts ("GIC's") issued by highly rated U.S. insurance companies, and zero coupon securities. GIC's are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.

--------------------------------------------------------------------------------
INVESTING WITH FIRSTAR FUNDS
               This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES  The Firstar Funds offer one class of Shares in the Money Market
    AVAILABLE  Funds and three classes of Shares in the Non-Money Market Funds:
               Retail A, Retail B and Institutional.

               INSTITUTIONAL SHARES
               .  No sales charge
               .  Available for:
                  . trust, agency or custodial accounts opened through Firstar Bank, N.A.;
                  . employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional Shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional Shares when such plans grow to $1 million or greater as further described in the
                     SAI:
                  .  all clients of FIRMCO; and
                  . those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. CHECK WITH YOUR BROKER-DEALER TO SEE IF YOU QUALIFY FOR INSTITUTIONAL SHARES.

               RETAIL A SHARES
               . Initial sales charge of 5.50% or less (but no initial sales charge for Money Market Funds)
               .  No deferred sales charge
               . Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
               . Available to any investor who does not qualify to purchase Institutional Shares

               RETAIL B SHARES
               .  No initial sales charge
               . Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter
               .  Converts to Retail A Shares after six years
               . Available to any investor who does not qualify to purchase Institutional Shares

               A SECURITIES DEALER, BROKER, FINANCIAL INSTITUTION OR OTHER INDUSTRY PROFESSIONAL ("SHAREHOLDER ORGANIZATION") MAY CHARGE TRANSACTION OR OTHER FEES FOR PROVIDING ADMINISTRATIVE OR OTHER SERVICES IN CONNECTION WITH INVESTMENTS IN FUND SHARES.

SALES CHARGES  INITIAL SALES CHARGES - for Retail A Shares of Funds other than
  AND WAIVERS  Money Market Funds. The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:


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                                                                SHAREHOLDER
                                                                ORGANIZATION
     AMOUNT OF       SALES CHARGE AS A   SALES CHARGE AS A    REALLOWANCE AS A
    TRANSACTION        PERCENTAGE OF       PERCENTAGE OF       PERCENTAGE OF
 AT OFFERING PRICE     OFFERING PRICE     NET ASSET VALUE      OFFERING PRICE
--------------------------------------------------------------------------------
                      EQUITY     BOND     EQUITY     BOND     EQUITY     BOND
                      FUNDS     FUNDS     FUNDS     FUNDS     FUNDS     FUNDS

Less than $50,000     5.50%     4.00%     5.82%     4.17%     5.00%     3.75%
$50,000 to $99,999    4.50%     3.50%     4.71%     3.63%     4.00%     3.25%
$100,000 to $249,999  3.50%     3.00%     3.63%     3.09%     3.00%     2.75%
$250,000 to $499,999  2.50%     2.50%     2.56%     2.56%     2.00%     2.25%
$500,000 to $999,999  2.00%     2.00%     2.04%     2.04%     1.50%     1.75%
$1,000,000 and above  0.50%     0.50%     0.50%     0.50%     0.40%     0.40%
--------------------------------------------------------------------------------

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Act.

REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES
TO QUALIFY FOR A REDUCTION OF, OR EXCEPTION TO THE SALES CHARGE, YOU MUST NOTIFY YOUR SHAREHOLDER ORGANIZATION OR THE DISTRIBUTOR AT THE TIME OF PURCHASE OR EXCHANGE. THE REDUCTION IN SALES CHARGE IS SUBJECT TO CONFIRMATION OF YOUR HOLDINGS THROUGH A CHECK OF RECORDS. THE COMPANY MAY MODIFY OR TERMINATE QUANTITY DISCOUNTS AT ANY TIME.

WAIVERS - RETAIL A SHARES
You may purchase retail shares without a sales charge if:
(a) you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.
(b) you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category (a) above
(c) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity
(d) you purchase through certain external organizations that have entered into a service agreement with Firstar or its affiliates
(e) you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999
(f) you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace(R). CHECK WITH YOUR BROKER-DEALER TO SEE IF YOU QUALIFY FOR THIS EXEMPTION.

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REDUCING YOUR SALES CHARGES - RETAIL A SHARES
 .  Right of Accumulation - Existing Equity, Balanced and Bond Fund shares of
   Firstar Funds and existing class A shares of any Firstar family of funds can be combined with new purchases for purposes of calculating reduced sales charges.
 . Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A Shares of Firstar Funds or A Shares of any Firstar family of funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

FOR PURPOSES OF APPLYING THE RIGHTS OF ACCUMULATION AND LETTER OF INTENT PRIVILEGES, THE SALES CHARGE SCHEDULE APPLIES TO THE COMBINED PURCHASES MADE BY ANY INDIVIDUAL AND/OR SPOUSE PURCHASING SECURITIES FOR HIS, HER OR THEIR OWN ACCOUNT, OR THE AGGREGATE INVESTMENTS OF A TRUSTEE OR OTHER FIDUCIARY OR IRA FOR THE BENEFIT OF THE PERSONS PREVIOUSLY LISTED.

CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

--------------------------------------------------------------------------------
NUMBER OF YEARS                          CONTINGENT DEFERRED SALES CHARGE
ELAPSED SINCE PURCHASE             (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
--------------------------------------------------------------------------------
Less than one                                          5.00%

At least one but less than two                         4.00%

At least two but less than three                       3.00%

At least three but less than four                      3.00%

At least four but less than five                       2.00%

At least five but less than six                        1.00%

At least six                                            None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

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Shareholder organizations will receive commissions in connection with sales of
Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:
(i)   exchanges described under "Exchange of Shares";
(ii) redemptions in connection with shares sold for certain retirement distributions or because of disability or death;
(iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"
(iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or
(v) redemptions resulting from certain tax-free returns from IRAs of excess contribution.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such fund on the same date.

Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

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REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

RETAIL A SHARES - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

RETAIL B SHARES - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

SHAREHOLDER ORGANIZATIONS - RETAIL A AND B SHARES; MONEY MARKET FUNDS
The Funds have adopted a distribution and service plan for the Retail A Shares. The Funds also have adopted a service plan for the Retail A Shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A Shares.

Shareholder support services may include:
 . assisting investors in processing purchase, exchange and redemption requests . processing dividend and distribution payments from the Fund
 .  providing information periodically to customers showing their positions in
   Fund shares
 .  providing sub-accounting
 .  forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for the Retail B Shares. Under the distribution and service plan for the Retail B Shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B Shares for distribution services with respect to the Retail B Shares. Also under the distribution and service plan for Retail B Shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Funds also have adopted a service plan for the Retail B Shares, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B shareholders. Under the service plan for the Retail B Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement.

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               The Money Market Funds (other than the Institutional Money Market
               Fund) have adopted a distribution and service plan. These Funds, including the Institutional Money Market Fund, also have adopted a service plan under which these Funds may pay service fees for shareholder services to money market shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the money market shares.

               Distribution fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plans for the Retail B Shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

               Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

               Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING     The MicroCap Fund closed to new investors on January 14, 2000.
    SHARES     However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.

               Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is not an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

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      MINIMUM  RETAIL SHARES
  INVESTMENTS  The minimum initial investment for Retail Shares in a Fund is
               $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan with the exception of the MicroCap Fund. For the MicroCap Fund the maximum investment is $5,000,000.

               INSTITUTIONAL SHARES
               The minimum initial investment in the Institutional Money Market Fund is $1,000,000 by an individual or combination of accounts. There is no minimum initial or subsequent investment for Institutional Shares of other Funds. The maximum investment for MicroCap Fund is $5,000,000.

BUYING SHARES  Purchase requests for a Money Market Fund received in proper form before 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on a business day for the Funds generally are processed at 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on the same day. In order to be processed at 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund), payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

               Purchase requests accompanied by a check or wire payment for the Money Market Funds which are received at or after 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund), and purchase requests accompanied by a check or wire payment for any other Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.

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
THROUGH A SHAREHOLDER ORGANIZATION

Opening an Account                                                    Adding to an Account

Contact your Shareholder Organization                                 Contact your Shareholder Organization


BY MAIL

Complete an application and mail it along                             Make your check payable to Firstar Funds. Please
with a check payable to: Firstar Funds,                               include your sixteen-digit account number on
P.O. Box 3011, Milwaukee, WI 53201-3011.                              your check and mail it to the address at the left.
For overnight delivery mail to:
615 E. Michigan St., Milwaukee, WI 53202

AUTOMATICALLY (Retail A And B Shares)

Call 1-800-677-FUND to obtain a purchase                              Complete a Periodic Investment Plan Application
application, which includes information for                           to automatically purchase more shares.
a Periodic Investment Plan or ConvertiFundR
Account.                                                              Open a ConvertiFundR account to automatically
                                                                      invest proceeds from one account to another account of the
                                                                      Firstar Family of Funds.
BY WIRE

 Call 1-800-677-FUND prior to sending the wire                        Call 1-800-677-FUND prior to sending the wire
in order to obtain a confirmation number and to                       in order to obtain a confirmation number and to
ensure prompt and accurate handling of funds. Ask                     ensure prompt and accurate handling of funds.
your bank to transmit immediately available funds                     Ask your bank to transmit immediately available
by wire in the amount of your purchase to:                            funds by wire as described at the left. Please
Firstar Bank, N.A.                                                    include your sixteen-digit account number. The
ABA # 0750-00022                                                      Fund and its transfer agent are not responsible for
Firstar Trust Department                                              the consequences of delays resulting from the
Account # 112-952-137                                                 banking or Federal Reserve Wire system, or from
for further credit to [name of Fund]                                  incomplete wiring instructions.
[Name/title on the account].
The Fund and its transfer agent are not responsible
for the consequences of delays resulting from the
banking or Federal Reserve Wire system, or from
incomplete wiring instructions.

INTERNET
www.firstarfunds.com

Not Available                                                         Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

                                                                      Purchase additional shares using an electronic funds transfer from your banking institution for payment.

                                                                      Call 1-800-677-FUND to authorize this service.

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
By Telephone Exchange

Call 1-800-677-FUND to exchange from another                          Call 1-800-677-FUND to exchange from another
Firstar Fund account with the same registration                       Firstar Fund account with the same registration
including name, address and taxpayer ID number.                       including name, address and taxpayer ID number.

Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.

Additional Information on Buying Shares
 .  The Funds will not accept payment in cash or third party checks for the purchase of shares.
 . Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for.
   If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 . Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

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The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

Redeeming Shares

Selling Shares
Redemption requests for a Money Market Fund received by the transfer agent by phone before 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on a business day for the Funds generally are processed at 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) on the same day. Redemption requests for Money Market Funds received at or after 11:30 a.m. Central time (12:30 p.m. Central time for the Institutional Money Market Fund) and redemption requests for other Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization
Contact your Shareholder Organization.

By Phone
Call 1-800-677-FUND with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

By Mail
Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com
Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

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Automatically
Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Check Redemption
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for non-money market funds, Institutional Money Market Fund, IRAs or other retirement plans for which Firstar acts as custodian.

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Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. an investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

Exchanging Shares

Without a sales charge, you may exchange shares of a Money Market Fund for shares of another Money Market Fund. Except as described in the next paragraph, you may also exchange shares of a Money Market Fund for Institutional, Retail A or Retail B Shares or of a non-Money Market Fund provided you are eligible to purchase the class at time of the exchange. You may exchange your non-Money Market Fund shares for Money Market Fund Shares (except that Retail B Shares are not exchangeable for Institutional Money Market Fund shares) or for shares of other Firstar Funds within the same share class if you are eligible to purchase the class at the time of the exchange. Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Shares of a Money Market Fund which were acquired upon exchange for Retail A Shares may not be exchanged for Retail B Shares. Shares of a Money Market Fund which were acquired upon exchange for Retail B Shares may not be exchanged for Retail A Shares. Shares of the Institutional Money Market Fund are not exchangeable for Retail A or Retail B Shares of any non-Money Market Fund. Shares of the Institutional Money Market Fund are exchangeable only for Institutional Shares of a non-Money Market Fund, and only if you are eligible to purchase the Institutional Shares at the time of the exchange.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

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For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

 . Exchanges are available only in states where exchanges may be legally made. . The minimum amount which may be exchanged is $1,000.
 . If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 . It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.

Shares of the Firstar Funds also may be exchanged with shares of corresponding classes of the Firstar Stellar Funds and the Mercantile Mutual Funds, Inc. Please read the prospectus for those funds before investing.

Additional Shareholder Services

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

Firstar Funds Website (WWW.FIRSTARFUNDS.COM)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the prospectus.

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Automated Teleresponse Service
Shareholders using a touch-toneR telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services,LLC at 1-800-677-FUND.

--------------------------------------------------------------------------------
Additional Information

Dividends, Capital Gains Distributions and Taxes
--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------
Dividends And Capital Gains Distributions
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by a Fund, of the Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (12:30 P.M. Central time for Institutional Money Market) on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth and Income and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

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The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Equity Fund and Core International Equity Fund. It is expected that the International Equity Fund and Core International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund and Core International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Tax-exempt Money Market Fund And Tax-exempt Intermediate Bond Fund. It is expected that the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Management of the Funds

Advisory Services
FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8/th/ Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the Core International Equity and International Equity Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the Core International Equity and International Equity Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. as Sub-Adviser for the International Equity Fund, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $2.9 billion in assets under management. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Equity Fund.

The Adviser has retained The Glenmede Trust Company as Sub-Adviser for the Core International Equity Fund. Glenmede is a limited purpose trust company chartered in 1956, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Glenmede currently has over $17.0 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, Glenmede formulates and implements a continuous investment program for the Core International Equity Fund.

The Adviser (or Sub-Adviser for the Core International Equity Fund and International Equity Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the Core International Equity Fund or International Equity Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.38% for the Money Market Fund, 0.28% for the Institutional Money Market Fund, 0.49% for the U.S. Treasury Money Market Fund, 0.50% for the U.S. Government Money Market Fund, 0.49% for the Tax-Exempt Money Market Fund, 0.32% for the Short-Term Bond Market Fund, 0.35% for the Intermediate Bond Market Fund, 0.32% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.45% for the Balanced Income Fund, 0.68% for the Balanced Growth Fund, 0.75% for the Growth and Income Fund, 0.18% for the Equity Index Fund, 0.75% for the Growth Fund, 0.01% for the MidCap Index Fund 0.73% for the Special Growth Fund, 0.72% for the Emerging Growth Fund, 1.50% for the MicroCap Fund, 1.08% for the International Equity Fund and 0.03% for the Core International Equity Fund.

                                                                              87
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(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Glenmede is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Core International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the Fund's first $50 million and 0.30% of the Fund's average daily net assets in excess of $50 million.

HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

--------------------------------------------------------------------------------
Chartered Financial Analyst (CFA) designation is a globally recognized standard for measuring the competence and integrity of financial analysts.
--------------------------------------------------------------------------------

Fund Managers
Richard Burling, CFA and Bradley Peters, CFA co-manage the Short-Term Bond Market Fund. Mr. Burling is a Senior Vice President and Senior Portfolio Manager of FIRMCO. He has been with FIRMCO and its affiliates since 1980 and has 17 years of investment management experience. Mr. Peters is a Vice President and Portfolio Manager of FIRMCO. He has been with FIRMCO since 1993 and has 18 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Burling and Mr. Peters have managed the Fund since February
14, 2000.

David Bethke, CFA and Steven Jones co-manage the Intermediate Bond Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Jones has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1990. Mr. Bethke and Mr. Jones have managed the Fund since February 14, 2000.

Peter Merzian manages the Tax-Exempt Intermediate Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Fund since February 14, 2000.

George Schupp, CFA and David Bethke, CFA co-manage the Bond IMMDEX/TM Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income Services. He has 24 years of investment management experience and has been with FIRMCO and its affiliates since 1983. Mr. Schupp and Mr. Bethke have managed the Fund since February
14, 2000.

Marian Zentmyer, CFA and David Bethke co-manage the Balanced Income Fund. Ms. Zentmyer serves as FIRMCO's Chief Equity Investment Officer. She has been with FIRMCO and its affiliates since 1982 and has 21 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer has managed the Fund since its inception on December 1, 1997. Mr. Bethke has managed the Fund since February 14, 2000.

Walter Dewey, CFA and George Schupp co-manage the Balanced Growth Fund. Mr. Dewey serves as a Senior Vice President and Senior Portfolio Manager with FIRMCO. He has been with FIRMCO and its affiliates since 1986 and has 16 years of investment management experience. Mr. Dewey has managed the Fund since November 8, 1999. Mr. Schupp has managed the Fund since February 14, 2000.

88
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                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Marian Zentmyer, CFA and David Lettenberger, CFA co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Mr. Lettenberger is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1999. He has seven years of investment management experience and has been a portfolio manager of the Fund since November 8, 1999.

Walter Dewey manages the Growth Fund. Mr. Dewey has managed the Fund since July 7, 1997.

Todd Krieg, CFA and Matt D'Attilio, CFA co-manage the Special Growth Fund. Mr. Krieg is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Krieg has been with FIRMCO and its affiliates since 1992 and has seven years of investment management experience. Mr. Krieg has managed the Fund since September 1, 1994. Mr. D'Attilio is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with FIRMCO and its affiliates since 1993. He has six years of investment management experience and has managed the Fund since December 1, 1998.

Robert Anthony and Gregory Glidden co-manage the Emerging Growth Fund. Mr. Anthony is a Senior Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1973. He has 26 years of investment management experience. Mr. Anthony has managed the Fund since November 8, 1999. Mr. Glidden is the Director of Equity Research and is a Senior Portfolio Manager of FIRMCO. Mr. Glidden has managed the Fund since February 28, 2000.

Joe Frohna, CFA, CPA, manages the MicroCap Fund. Mr. Frohna is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with FIRMCO and its affiliates since 1995. He has seven years of investment management experience and has managed the Fund since September 9, 1997.

The portfolio management team of James Chaney, John Fenley, John Hock and Victoria Gretzky manages the International Equity Fund for HGI. Mr. Chaney is primarily responsible for the day-to-day management of the Fund. Mr. Chaney joined HGI as Chief Investment Officer in 1996 and has 15 years of investment management experience. Prior to joining HGI, he was Executive Vice President of Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. John Fenley joined HGI in 1997 as a Vice President of Research and has 10 years of investment management experience. Prior to joining HGI, he developed and managed the Institutional Investment Department for SunTrust Bank, South Florida. John Hock joined HGI in 1996 as a research analyst. Prior to joining HGI, he was a senior analyst in the global securities research and economics group at Merrill Lynch. Victoria Gretzky joined HGI in 1995 as a research analyst. From 1993 to 1996, prior to joining HGI, she was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring Russian companies during privatization.

Andrew B. Williams manages the Core International Equity Fund for Glenmede. Mr. Williams joined Glenmede in 1985, has been a portfolio manager with Glenmede since 1988 and a Senior Vice President of Glenmede since 1997.

(LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Glenmede's Prior Performance
The Core International Equity Fund is managed by Andrew B. Williams of The Glenmede Trust Company. Mr. Williams is primarily responsible for the day-to-day management of this Fund and he uses substantially the same investment objective policies, restrictions and strategies as the Glenmede International Portfolio (the "Glenmede Fund"). The Glenmede Fund has been managed by Mr. Williams since its inception date, November 17, 1988.

Shares of the Glenmede Fund do not bear a sales load. Retail A Shares of the Firstar Core International Equity Fund bear a maximum front-end sales load of 5.50% and Retail B Shares of the Firstar Core International Equity Fund bear a maximum contingent deferred sales load of 5.00%.

The following table sets forth the performance of the Glenmede Fund for the periods represented, reflecting all Glenmede Fund expenses. There was no load charged on the Glenmede Fund during those periods. The following table also sets forth that performance has been adjusted to reflect the fees and expenses and maximum sales loads set forth in the fee table of this Prospectus applicable to each class of the Firstar Core International Equity Fund.

Glenmede Fund Performance

Average Annual Total Return as of 9/30/99
--------------------------------------------------------------------------------
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Glenmede Fund -                                33.07%      13.64%       11.65%
 with Institutional fees and expenses          31.62%      12.18%       10.19%
 with Retail A Load, fees and expenses         24.14%      10.67%        9.32%
 with Retail B Load, fees and expenses         25.62%      10.91%        9.18%
MSCI EAFE(R) INDEX                             30.95%       9.12%        5.82%
--------------------------------------------------------------------------------

The MSCI EAFE(R) Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East. Investors cannot invest directly in the Index.

During the period October 1, 1989 through September 30, 1999, the expense ratio imposed on the Glenmede Fund ranged between 0.14% and 0.13% of the Fund's average net assets. During the period October 1, 1989 through September 30, 1999, account fees for the Glenmede Fund were a maximum of 1.00% of the Fund's average net assets. These account fees were paid directly to The Glenmede Trust Company and are not reflected in the Glenmede Fund's expense ratio or in the performance chart above. The expense ratio of the Firstar Core International Equity Fund for the current fiscal year is anticipated to be 1.70% of the Fund's average net assets for Retail A Shares, 2.45% of average net assets for Retail B Shares, and 1.45% of average net assets for Institutional Shares (2.15%, 2.90% and 1.90%, respectively, without waivers).

90
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                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------

Performance quotations of the Glenmede Fund represent past performance of the Glenmede Fund, which is separate and distinct from the Firstar Core International Equity Fund; do not represent past performance of the Core International Equity Fund; and should not be considered as representative of future results of the Core International Equity Fund.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers.

Administrative Services
Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators") and receive fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

Net Asset Value and Days of Operation
The price of the Retail A, Retail B and Institutional Shares (each, a "class") is based on net asset value per share. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Money Market Funds
The net asset value of the money market funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time (12:30 Central time for Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

--------------------------------------------------------------------------------
The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.
--------------------------------------------------------------------------------

Net asset value is computed using the amortized cost method as permitted by SEC rules.

                                                                              91
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MONEY MARKET FUNDS

                                                                            Dividends
                                     Net Asset Value,    Net Investment      from Net        Net Asset Value,
                                   Beginning of Period       Income     Investment Income    End of Period
---------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                $1.00              $0.05          $(0.05)             $1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                 1.00               0.04           (0.04)              1.00
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                 1.00               0.06           (0.06)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                 1.00               0.04           (0.04)              1.00
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                 1.00               0.05           (0.05)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                 1.00               0.04           (0.04)              1.00
---------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                 1.00               0.03/6/        (0.03)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                 1.00               0.03/6/        (0.03)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                 1.00               0.03/6/        (0.03)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                 1.00               0.03/6/        (0.03)              1.00
---------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                 1.00               0.03/6/        (0.03)              1.00
---------------------------------------------------------------------------------------------------------------

/1/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.85%, 0.86%, 0.84%, 0.81%, 0.90%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.31%, 4.79%, 4.73%,
     4.73%, 5.06%, respectively.

/2/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.62%, 0.64%, 0.66%, 0.64%, 0.69%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.52%, 5.01%, 4.92%,
     4.90%, 5.29%, respectively.

/3/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.74%, 0.77%, 0.78%, 0.80%, 0.83%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.91%, 4.45%, 4.49%,
     4.50%, 4.81%, respectively.

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--------------------------------------------------------------------------------

                                                      Supplemental Data and Ratios
---------------------------------------------------------------------------------------------------------------
                                                             Ratio of Net         Ratio of Net
                                       Net Assets,           Expenses to        Investment Income        Total
                                   End of Period (000s)   Average Net Assets   to Average Net Assets     Return
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                         224,036              0.60%/1/                 4.94%/1/           5.06%
----------------------------------------------------------------------------------------------------------------
                                         261,017              0.60%/1/                 4.98%/1/           5.12%
----------------------------------------------------------------------------------------------------------------
                                         289,088              0.60%/1/                 5.05%/1/           5.16%
----------------------------------------------------------------------------------------------------------------
                                         283,481              0.72%/1/                 4.44%/1/           4.52%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         716,566              0.35%/2/                 5.63%/2/           5.77%
----------------------------------------------------------------------------------------------------------------
                                         750,051              0.35%/2/                 5.19%/2/           5.32%
----------------------------------------------------------------------------------------------------------------
                                       1,201,341              0.35%/2/                 5.23%/2/           5.38%
----------------------------------------------------------------------------------------------------------------
                                       1,623,970              0.35%/2/                 5.30%/2/           5.41%
----------------------------------------------------------------------------------------------------------------
                                       2,356,251              0.38%/2/                 4.76%/2/           4.85%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          64,655              0.60%/3/                 5.04%/3/           5.16%
----------------------------------------------------------------------------------------------------------------
                                          53,430              0.60%/3/                 4.70%/3/           4.80%
----------------------------------------------------------------------------------------------------------------
                                          78,478              0.60%/3/                 4.67%/3/           4.80%
----------------------------------------------------------------------------------------------------------------
                                          91,872              0.60%/3/                 4.62%/3/           4.71%
----------------------------------------------------------------------------------------------------------------
                                          95,539              0.71%/3/                 3.94%/3/           4.01%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         163,068              0.60%/4/                 5.24%/4/           5.37%
----------------------------------------------------------------------------------------------------------------
                                         198,334              0.60%/4/                 4.84%/4/           4.96%
----------------------------------------------------------------------------------------------------------------
                                         198,592              0.60%/4/                 4.83%/4/           4.99%
----------------------------------------------------------------------------------------------------------------
                                         233,176              0.60%/4/                 4.90%/4/           4.97%
----------------------------------------------------------------------------------------------------------------
                                         209,015              0.68%/4/                 4.30%/4/           4.37%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          84,084              0.60%/5/                 3.36%/5/           3.42%
----------------------------------------------------------------------------------------------------------------
                                          79,328              0.60%/5/                 3.09%/5/           3.13%
----------------------------------------------------------------------------------------------------------------
                                         108,639              0.60%/5/                 3.06%/5/           3.12%
----------------------------------------------------------------------------------------------------------------
                                         122,451              0.60%/5/                 3.02%/5/           3.04%
----------------------------------------------------------------------------------------------------------------
                                         153,189              0.71%/5/                 2.51%/5/           2.53%
----------------------------------------------------------------------------------------------------------------

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.69%, 0.71%, 0.70%, 0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.29%, 4.79%, 4.73%,
     4.73%, 5.09%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.73%, 0.75%, 0.75%, 0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 2.49%, 2.87%, 2.91%,
     2.91%, 3.12%, respectively.

/6/ For the Tax-Exempt Money Market Fund, substantially all the investment income is exempt from federal income tax.

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--------------------------------------------------------------------------------

INSTITUTIONAL BOND FUNDS

                                                               Income from Investment Operations
                                                          -------------------------------------------
                                                                         Net Realized
                                              Net                      and Unrealized       Total
                                          Asset Value,       Net           Gains or         From
                                           Beginning      Investment      (Losses) on     Investment
                                           of Period      Income/1/      Securities      Operations
-----------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1995/6/              $10.03           $0.63            $0.24          $0.87
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.28            0.61/7/         (0.03)          0.58
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.25            0.62             0.02           0.64
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.27            0.61             0.07           0.68
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.34            0.56            (0.22)          0.34
-----------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1995/6/                9.67            0.62             0.53           1.15
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.21            0.59/7/         (0.02)          0.57
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.19            0.60             0.12           0.72
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.31            0.59             0.19           0.78
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.50            0.59            (0.39)          0.20
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1995/6/                9.78            0.44             0.46           0.90
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.24            0.43/7/         (0.03)          0.40
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.21            0.44             0.15           0.59
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.36            0.44             0.16           0.60
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.52            0.44            (0.40)          0.04
-----------------------------------------------------------------------------------------------------
BOND IMMDEX(TM)
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1995/6/               25.67            1.74             2.29           4.03
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  27.82            1.70/7/         (0.27)          1.43
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  27.55            1.75             0.61           2.36
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  28.16            1.72             0.85           2.57
-----------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  29.02            1.70            (1.65)          0.05
-----------------------------------------------------------------------------------------------------

/1/ For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

/2/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.84%, 0.86%, 0.86%, 0.87%, 0.91%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October31, 1999, 1998, 1997, 1996, 1995 would have been 5.24%, 5.56%,
     5.68%, 5.55%, 5.82%, respectively.

/3/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.70%, 0.71%, 0.73%, 0.74%, 0.79%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.57%, 5.54%, 5.73%,
     5.60%, 5.97%, respectively.

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.82%, 0.81%, 0.88%, 0.97%, 1.00%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.98%, 3.94%, 3.98%,
     3.77%, 3.96%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.48%, 0.49%, 0.49%, 0.50%, 0.51%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 6.04%, 5.95%, 6.26%,
     6.16%, 6.44%, respectively.

                                                          [Logo] FIRSTAR FUNDS
--------------------------------------------------------------------------------


           Less Distributions                                               Supplemental Data and Ratios
----------------------------------------                          -------------------------------------------------
                                                                    Net        Ratio     Ratio of Net
   Dividends  Distributions                                        Assets,     of Net     Investment
   from Net        From                   Net Asset                End of     Expenses       Income     Portfolio
  Investment     Capital       Total      Value, End     Total     Period    to Average    to Average   Turnover
   Income         Gains    Distributions  of Period     Return     (00s)     Net Assets    Net Assets    Rate/8/
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   $(0.62)        $  -        $(0.62)       $10.28       8.95%    $ 94,959     0.50%/2/      6.23%/2/    100.58%
-------------------------------------------------------------------------------------------------------------------
    (0.61)           -         (0.61)        10.25       5.80%     147,466     0.50%/2/      5.92%/2/     59.62%
-------------------------------------------------------------------------------------------------------------------
    (0.62)           -         (0.62)        10.27       6.47%     136,084     0.50%/2/      6.04%/2/     77.12%
-------------------------------------------------------------------------------------------------------------------
    (0.61)           -         (0.61)        10.34       6.84%     120,693     0.50%/2/      5.92%/2/     78.20%
-------------------------------------------------------------------------------------------------------------------
    (0.56)           -         (0.56)        10.12       3.42%     130,611     0.56%/2/      5.52%/2/     52.28%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
    (0.61)           -         (0.61)        10.21      12.25%     128,941     0.50%/3/      6.26%/3/     66.69%
-------------------------------------------------------------------------------------------------------------------
    (0.59)           -         (0.59)        10.19       5.77%     173,468     0.50%/3/      5.84%/3/     59.29%
-------------------------------------------------------------------------------------------------------------------
    (0.60)           -         (0.60)        10.31       7.36%     254,521     0.50%/3/      5.96%/3/     40.61%
-------------------------------------------------------------------------------------------------------------------
    (0.59)           -         (0.59)        10.50       7.83%     291,289     0.50%/3/      5.75%/3/     27.29%
-------------------------------------------------------------------------------------------------------------------
    (0.59)       (0.01)        (0.60)        10.10       1.91%     284,047     0.56%/3/      5.71%/3/     64.07%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   (0.44)            -         (0.44)        10.24       9.38%      27,595     0.51%/4/      4.45%/4/     44.13%
-------------------------------------------------------------------------------------------------------------------
   (0.43)            -         (0.43)        10.21       4.02%      36,652     0.50%/4/      4.24%/4/     30.46%
-------------------------------------------------------------------------------------------------------------------
   (0.44)            -         (0.44)        10.36       5.96%      52,208     0.50%/4/      4.36%/4/     11.22%
-------------------------------------------------------------------------------------------------------------------
   (0.44)            -         (0.44)        10.52       5.88%      66,427     0.50%/4/      4.25%/4/     14.38%
-------------------------------------------------------------------------------------------------------------------
   (0.43)        (0.01)        (0.44)        10.12       0.39%      65,034     0.64%/4/      4.16%/4/     21.77%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   (1.84)        (0.04)        (1.88)        27.82      16.26%     290,274     0.44%/5/      6.51%/5/     41.67%
-------------------------------------------------------------------------------------------------------------------
   (1.70)            -         (1.70)        27.55       5.35%     370,556     0.43%/5/      6.23%/5/     33.38%
-------------------------------------------------------------------------------------------------------------------
   (1.75)            -         (1.75)        28.16       8.90%     408,018     0.42%/5/      6.33%/5/     35.12%
-------------------------------------------------------------------------------------------------------------------
   (1.71)            -         (1.71)        29.02       9.41%     471,425     0.42%/5/      6.02%/5/     20.07%
-------------------------------------------------------------------------------------------------------------------
   (1.70)            -         (1.70)        27.37       0.20%     421,897     0.47%/5/      6.05%/5/     57.04%
-------------------------------------------------------------------------------------------------------------------

/6/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

/7/ Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

/8/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[LOGO] FIRSTAR FUNDS

--------------------------------------------------------------------------------
RETAIL A SHARE BOND FUNDS


                                                       Income from Investment Operations
                                                      ----------------------------------
                                                                  Net Realized
                                              Net                and Unrealized   Total
                                         Asset Value,     Net       Gains or       From
                                           Beginning   Investment  (Losses) on  Investment
                                           of Period   Income/1/  Securities   Operations
-------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/7/             $10.03       $0.61       $ 0.24       $0.85
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.28    0.58/8/       (0.03)        0.55
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.25        0.60         0.02        0.62
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.27        0.58         0.07        0.65
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.34        0.54       (0.22)        0.32
-------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/7/               9.67        0.60         0.53        1.13
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.21    0.56/8/       (0.02)        0.54
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.19        0.58         0.12        0.70
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.31        0.57         0.19        0.76
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.50        0.56       (0.39)        0.17
-------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/7/               9.78        0.42         0.45        0.87
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.23    0.40/8/       (0.01)        0.39
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.21        0.42         0.14        0.56
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.35        0.41         0.17        0.58
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.52        0.42       (0.40)        0.02
-------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/7/              25.67        1.68         2.30        3.98
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  27.82    1.61/8/       (0.26)        1.35
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  27.54        1.66         0.64        2.30
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  28.16        1.64         0.85        2.49
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  29.01        1.64       (1.66)      (0.02)
-------------------------------------------------------------------------------------------

/1/ For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

/2/ The total return calculation does not reflect the maximum sales charge of 4.00%.

/3/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.09%, 1.11%, 1.11%, 1.12%, 1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.99%, 5.31%, 5.43%,
     5.30%, 5.63%, respectively.

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.95%, 0.96%, 0.98%, 0.99%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and 1995 would have been 5.33%, 5.29%, 5.48%,
     5.35%, 5.78%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.07%, 1.06%, 1.13%, 1.22%, 1.20%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.73%, 3.69%, 3.73%,
     3.52%, 3.76%, respectively.

/6/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.74%, 0.74%, 0.74%, 0.75%, 0.71%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.78%, 5.70%, 6.01%,
     5.91%, 6.24%, respectively.

[LOGO] FIRSTAR FUNDS

------------------------------------------------------------------------------------------------------------------------
             Less Distributions                                                   Supplemental Data and Ratios
-----------------------------------------                               ------------------------------------------------
                                                                          Net       Ratio    Ratio of Net
   Dividends   Distributions                                            Assets,     of Net    Investment
     from Net       From                        Net Asset               End of    Expenses     Income      Portfolio
    Investment    Capital       Total           Value, End     Total     Period   to Average  to Average    Turnover
     Income       Gains     Distributions        of Period   Return/2/   (00s)    Net Assets  Net Assets    Rate/9/
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    $(0.60)          $1      $(0.60)            $10.28        8.74%     $47,730    0.69%/3/   6.04%/3/      100.58%
---------------------------------------------------------------------------------------------------------------------------
     (0.58)           -       (0.58)              10.25        5.54%      58,843    0.75%/3/   5.67%/3/       59.62%
---------------------------------------------------------------------------------------------------------------------------
      (0.60)           -       (0.60)             10.27        6.21%      65,567    0.75%/3/   5.79%/3/       77.12%
---------------------------------------------------------------------------------------------------------------------------
      (0.58)           -       (0.58)             10.34        6.58%      75,410    0.75%/3/   5.67%/3/       78.20%
---------------------------------------------------------------------------------------------------------------------------
      (0.54)           -       (0.54)             10.12        3.16%      65,490    0.81%/3/   5.27%/3/       52.28%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     (0.59)           -       (0.59)             10.21       12.04%      11,576    0.69%/4/   6.07%/4/       66.69%
---------------------------------------------------------------------------------------------------------------------------
     (0.56)           -       (0.56)              10.19        5.51%      17,392    0.75%/4/   5.59%/4/       59.29%
---------------------------------------------------------------------------------------------------------------------------
      (0.58)           -       (0.58)             10.31        7.09%      20,691    0.75%/4/   5.71%/4/       40.61%
---------------------------------------------------------------------------------------------------------------------------
      (0.57)           -       (0.57)             10.50        7.57%      29,550    0.75%/4/   5.50%/4/       27.29%
---------------------------------------------------------------------------------------------------------------------------
      (0.56)      (0.01)       (0.57)             10.10        1.66%      33,779    0.81%/4/   5.47%/4/       64.07%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     (0.42)           -       (0.42)             10.23        9.07%       7,711    0.71%/5/   4.25%/5/       44.13%
---------------------------------------------------------------------------------------------------------------------------
     (0.41)           -       (0.41)              10.21        3.87%      10,690    0.75%/5/   3.99%/5/       30.46%
---------------------------------------------------------------------------------------------------------------------------
      (0.42)           -       (0.42)             10.35        5.60%      19,199    0.75%/5/   4.11%/5/       11.22%
---------------------------------------------------------------------------------------------------------------------------
      (0.41)           -       (0.41)             10.52        5.73%      32,466    0.75%/5/   4.00%/5/       14.38%
---------------------------------------------------------------------------------------------------------------------------
      (0.41)      (0.01)       (0.42)             10.12        0.14%      20,016    0.89%/5/   3.91%/5/       21.77%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     (1.79)      (0.04)       (1.83)             27.82       16.05%      21,875    0.64%/6/   6.31%/6/       41.67%
---------------------------------------------------------------------------------------------------------------------------
     (1.63)           -       (1.63)              27.54        5.06%      42,671    0.68%/6/   5.98%/6/       33.38%
---------------------------------------------------------------------------------------------------------------------------
      (1.68)           -       (1.68)             28.16        8.68%      64,144    0.67%/6/   6.08%/6/       35.12%
---------------------------------------------------------------------------------------------------------------------------
      (1.64)           -       (1.64)             29.01        9.11%      95,301    0.67%/6/   5.77%/6/       20.07%
---------------------------------------------------------------------------------------------------------------------------
      (1.63)           -       (1.63)             27.36      (0.05)%      95,635    0.72%/6/   5.80%/6/       57.04%
----------------------------------------------------------------------------------------------------------------------------

/7/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

/8/ Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

/9/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[LOGO] FIRSTAR FUNDS

RETAIL B SHARE BOND FUNDS

                                                       Income from Investment Operations
                                                      ----------------------------------
                                                                  Net Realized
                                              Net                and Unrealized   Total
                                         Asset Value,     Net       Gains or       From
                                           Beginning   Investment  (Losses) on  Investment
                                           of Period   Income/2/  Securities   Operations
-------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999  $10.23     $0.31/10/      $(0.09)       $0.22
-------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999   10.31      0.31/10/       (0.21)        0.10
-------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999   10.51      0.22/10/       (0.38)      (0.16)
-------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999   28.34      0.92/10/       (0.91)        0.01
-------------------------------------------------------------------------------------------

/1/  Commencement of operations.

/2/ For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

/3/ The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

/4/ Without fees waived, ratio of net expenses to average net assets for the period ended October 31, 1999 would have been 1.85%, and ratio of net investment income for the period ended October 31, 1999 would have been 4.30%.

/5/ Without fees waived, ratio of net expenses to average net assets for the period ended October 31, 1999 would have been 1.71%, and ratio of net investment income for the period ended October 31, 1999 would have been 4.73%.

/6/ Without fees waived, ratio of net expenses to average net assets for the period ended October 31, 1999 would have been 1.85%, and ratio of net investment income for the period ended October 31, 1999 would have been 3.07%.

/7/  Not annualized.

/8/  Annualized.

/9/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

/10/ Net investment income per share represents net investment income dividend by the average shares outstanding throughout the period.

                                                            [LOGO] FIRSTAR FUNDS

          Less Distributions                                                     Supplemental Data and Ratios
--------------------------------------                                 ------------------------------------------------
                                                                           Net         Ratio    Ratio of Net
  Dividends Distributions                                                Assets,      of  Net    Investment
  from Net       From                          Net Asset                  End of     Expenses      Income     Portfolio
 Investment    Capital       Total             Value, End     Total       Period    to Average   to Average   Turnover
  Income       Gains    Distributions          of Period   Return/3/     (00s)     Net Assets   Net Assets   Rate/9/
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
$(0.33)        $  -      $(0.33)               $10.12      2.18%/7/        $517    1.57%/4//8/  4.58%/4//8/     52.28%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 (0.32)           -       (0.32)                10.09      1.02%/7/         206    1.57%/5//8/  4.87%/5//8/     64.07%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 (0.23)           -       (0.23)                10.12    (1.55)%/7/          74    1.67%/6//8/  3.25%/6//8/     21.77%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 (0.99)           -       (0.99)                27.36     0.04%/7/        1,869    1.49%/8/     5.06%/8/        57.04%
--------------------------------------------------------------------------------------------------------------------------

[LOGO] FIRSTAR FUNDS
--------------------------------------------------------------------------------

INSTITUTIONAL EQUITY FUNDS


                                                       Income from Investment Operations
                                                      ----------------------------------
                                                                  Net Realized
                                              Net                and Unrealized   Total
                                         Asset Value,     Net       Gains or       From
                                           Beginning   Investment  (Losses) on  Investment
                                           of Period     Income    Securities   Operations
-------------------------------------------------------------------------------------------
BALANCED INCOME
-------------------------------------------------------------------------------------------
Dec. 1, 1997/1/ through Oct. 31, 1998       $10.00       $0.30/10/    $0.96       $1.26
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  11.01        0.31         0.38        0.69
-------------------------------------------------------------------------------------------
BALANCED GROWTH
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/               22.10        0.53         3.78        4.31
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  25.90        0.55/11/     2.62        3.17
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  27.99        0.66         4.20        4.86
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  30.51        0.62         1.86        2.48
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  29.85        0.58         1.19        1.77
-------------------------------------------------------------------------------------------
GROWTH AND INCOME
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/               23.09        0.42         5.14        5.56
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  27.63        0.50/11/     6.61        7.11
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  33.08        0.46         8.94        9.40
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  39.28        0.47         6.55        7.02
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  44.46        0.41         4.92        5.33
-------------------------------------------------------------------------------------------
EQUITY INDEX
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/               33.41        0.76         7.71        8.47
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  41.08        0.91/11/     8.68        9.59
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  49.43        0.95        14.33       15.28
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  63.16        1.02/10/    12.59       13.61
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  74.66        1.04        17.75       18.79
-------------------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/               21.47        0.03         4.16        4.19
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  25.61      (0.01)/11/     4.83        4.82
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  30.43        0.04/11/     6.31        6.35
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  35.48        0.07/10/     5.70        5.77
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  36.05      (0.02)/10/     6.47        6.45
-------------------------------------------------------------------------------------------

/1/  Commencement of operations.

/2/  Not annualized.

/3/  Annualized.

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1999, and the period ended October 31, 1998 would have been 1.23%, 1.38%, respectively; and ratio of net investment income to average net assets for the fiscal year ended October 31, 1999 and period ended October 31, 1998 would have been 2.54%, 2.44%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.00%, 0.99%, 1.00%, 1.03%, 1.06%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.77%, 1.92%, 2.05%,
     1.77%, 1.93%, respectively.

/6/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.93%, 0.94%, 0.94%, 0.98%, 1.01%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.98%, 1.04%, 1.27%,
     1.59%, 1.59%, respectively.

/7/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.43%, 0.44%, 0.45%, 0.48%, 0.53%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.10%, 1.32%, 1.59%,
     1.94%, 2.27%, respectively.

/8/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.95%, 0.96%, 0.96%, 0.98%, 1.02%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.07)%, 0.13%, 0.01%,
     (0.12)%, 0.01%, respectively.

/9/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

                                                            [LOGO] FIRSTAR FUNDS
--------------------------------------------------------------------------------

              Less Distributions                                                     Supplemental Data and Ratios
    --------------------------------------                                 ------------------------------------------------
                                                                               Net         Ratio    Ratio of Net
      Dividends Distributions                                                Assets,      of  Net    Investment
      from Net       From                          Net Asset                  End of     Expenses      Income     Portfolio
     Investment    Capital       Total             Value, End     Total       Period    to Average   to Average   Turnover
       Income       Gains    Distributions         of Period     Return       (00s)     Net Assets   Net Assets   Rate/12/
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      $(0.25)       $  -       $(0.25)               $11.01      12.70%/2/   $34,036    0.75%/3//4/  3.07%/3//4/    58.33%/2/

------------------------------------------------------------------------------------------------------------------------------
       (0.30)      (0.44)       (0.74)                10.96        6.34%      49,728    0.93%/4/     2.84%/4/       48.46%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
       (0.51)          -        (0.51)                25.90       19.79%     104,552    0.75%/5/     2.24%/5/       61.87%
------------------------------------------------------------------------------------------------------------------------------
       (0.53)      (0.55)       (1.08)                27.99       12.56%     129,415    0.75%/5/     2.05%/5/       63.91%
------------------------------------------------------------------------------------------------------------------------------
       (0.66)      (1.68)       (2.34)                30.51       18.39%     164,382    0.75%/5/     2.31%/5/       69.90%
------------------------------------------------------------------------------------------------------------------------------
       (0.64)      (2.50)       (3.14)                29.85        8.83%     188,123    0.75%/5/     2.16%/5/       56.44%
------------------------------------------------------------------------------------------------------------------------------
       (0.56)      (0.95)       (1.51)                30.11        5.87%     180,737    0.93%/5/     1.84%/5/       69.42%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
       (0.42)      (0.60)       (1.02)                27.63       25.00%     162,752    0.90%/6/     1.70%/6/       47.85%
------------------------------------------------------------------------------------------------------------------------------
       (0.47)      (1.19)       (1.66)                33.08       26.90%     226,888    0.90%/6/     1.67%/6/       51.37%
------------------------------------------------------------------------------------------------------------------------------
       (0.47)      (2.73)       (3.20)                39.28       30.83%     366,020    0.87%/6/     1.34%/6/       31.36%
------------------------------------------------------------------------------------------------------------------------------
       (0.45)      (1.39)       (1.84)                44.46       18.35%     474,603    0.87%/6/     1.11%/6/       48.56%
------------------------------------------------------------------------------------------------------------------------------
       (0.46)      (3.21)       (3.67)                46.12       12.04%     531,257    0.92%/6/     0.99%/6/       62.20%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
       (0.74)      (0.06)       (0.80)                41.08       26.02%     138,106    0.46%/7/     2.34%/7/        4.61%
------------------------------------------------------------------------------------------------------------------------------
       (0.89)      (0.35)       (1.24)                49.43       23.68%     212,072    0.41%/7/     2.01%/7/        7.48%
------------------------------------------------------------------------------------------------------------------------------
       (0.94)      (0.61)       (1.55)                63.16       31.38%     315,759    0.38%/7/     1.66%/7/        9.81%
------------------------------------------------------------------------------------------------------------------------------
       (1.00)      (1.11)       (2.11)                74.66       21.93%     452,752    0.33%/7/     1.43%/7/        2.91%
------------------------------------------------------------------------------------------------------------------------------
       (1.03)      (0.47)       (1.50)                91.95       25.32%     568,161    0.36%/7/     1.17%/7/       13.95%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
       (0.05)          -        (0.05)                25.61       19.55%     134,428    0.90%/8/     0.13%/8/       49.84%
------------------------------------------------------------------------------------------------------------------------------
           -           -            -                 30.43       18.82%     155,293    0.90%/8/    (0.04)%/8/      56.75%
------------------------------------------------------------------------------------------------------------------------------
           -       (1.30)       (1.30)                35.48       21.56%     181,650    0.89%/8/     0.09%/8/       62.09%
------------------------------------------------------------------------------------------------------------------------------
       (0.03)      (5.17)       (5.20)                36.05       18.89%     197,798    0.89%/8/     0.20%/8/       51.82%
------------------------------------------------------------------------------------------------------------------------------
       (0.04)      (4.04)       (4.08)                38.42       18.18%     306,832    0.94%/8/   (0.06)%/8/      59.35%
------------------------------------------------------------------------------------------------------------------------------

/10/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

/11/ Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

/12/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[LOGO] FIRSTAR FUNDS

INSTITUTIONAL EQUITY FUNDS (CONT'D.)
--------------------------------------------------------------------------------


                                                       Income from Investment Operations
                                                      ----------------------------------
                                                                  Net Realized
                                              Net                and Unrealized   Total
                                         Asset Value,     Net       Gains or       From
                                           Beginning   Investment  (Losses) on  Investment
                                           of Period     Income    Securities   Operations
-------------------------------------------------------------------------------------------
SPECIAL GROWTH
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/              $33.19     $ 0.00        $8.49       $8.49
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  41.47      (0.04)/11/    4.74        4.70
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  41.58      (0.11)/11/    8.49        8.38
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  44.70      (0.14)/10/   (2.09)      (2.23)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  38.01       0.02/11/     0.60        0.62
-------------------------------------------------------------------------------------------
EMERGING GROWTH
-------------------------------------------------------------------------------------------
Aug. 15, 1997/1/ through Oct. 31, 1997       10.00       0.02         0.29        0.31
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.31       0.05/10/    (0.71)      (0.66)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                   9.58      (0.01)       (0.24)      (0.25)
-------------------------------------------------------------------------------------------
MICROCAP
-------------------------------------------------------------------------------------------
Aug. 1, 1995/1/ through June 30, 1996        10.00      (0.02)        6.14        6.12
-------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996           15.45      (0.07)        0.82        0.75
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  16.20      (0.15)        4.27        4.12
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  17.57      (0.22)       (3.19)      (3.41)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  12.49      (0.19)/11/    9.79        9.60
-------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY/8/
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/9/               19.99        0.12       (0.87)      (0.75)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  19.19        0.11/11/    1.44        1.55
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  20.27        0.10/11/   (1.10)      (1.00)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  18.64        0.24/10/   (3.16)      (2.92)
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  15.26        0.09        3.62        3.71
-------------------------------------------------------------------------------------------

/1/   Commencement of operations.

/2/   Not annualized.

/3/   Annualized.

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.96%, 0.95%, 0.95%, 0.95%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.02%, (0.39)%, (0.32)%,
      (0.17)%, (0.08)%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998 and for the period ended October 31, 1997 would have been 1.07%, 1.17%, 1.24%, respectively; and ratios of net investment income to average net assets for the fiscal year ended October 31, 1999, 1998 and for the period ended October 31, 1997 would have been (0.12)%, 0.22%, 0.84%, respectively.

/6/ Without fees waived, the ratio of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been 1.77%, 1.81%, 1.78%, 1.79%, 1.97%, respectively, and the ratio of net investment income
      (loss) to average net assets for the fiscal years ended October 31, 1999, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been (1.19)%. 1.45%, (1.28)%, (1.51)%, (0.39)%, respectively.

/7/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.85%, 1.92%, 2.25%, 2.36%, 2.65%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.51%, 0.96%, (0.25)%,
      (0.24)%, (0.49)%, respectively.

/8/ Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisers.

/9/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

/10/ Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

/11/ Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

/12/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                            [LOGO] FIRSTAR FUNDS
--------------------------------------------------------------------------------

           Less Distributions                                                     Supplemental Data and Ratios
--------------------------------------                                 ------------------------------------------------
                                                                           Net         Ratio    Ratio of Net
  Dividends Distributions                                                Assets,      of  Net    Investment
  from Net       From                          Net Asset                  End of     Expenses      Income     Portfolio
 Investment    Capital       Total             Value, End     Total       Period    to Average   to Average   Turnover
   Income       Gains    Distributions         of Period     Return       (00s)     Net Assets   Net Assets   Rate/12/
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    $  -     $(0.21)      $(0.21)               $41.47       25.79%    $434,228    0.90%/4/       0.00%/4/       79.25%
--------------------------------------------------------------------------------------------------------------------------
       -      (4.59)       (4.59)                41.58       12.58%     482,857    0.88%/4/      (0.10)%/4/     103.34%
--------------------------------------------------------------------------------------------------------------------------
       -      (5.26)       (5.26)                44.70       22.44%     569,028    0.87%/4/      (0.25)%/4/       97.40%
--------------------------------------------------------------------------------------------------------------------------
       -      (4.46)       (4.46)                38.01      (5.66)%     464,858    0.88%/4/      (0.32)%/4/       77.39%
--------------------------------------------------------------------------------------------------------------------------
       -      (0.31)       (0.31)                38.32        1.56%     359,947    0.94%/4/       0.04%/4/      139.91%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
       -           -            -                10.31        3.10%/2/   48,044    0.90%/3//5/    1.18%/3//5/    14.51%/2/
--------------------------------------------------------------------------------------------------------------------------
  (0.02)      (0.05)       (0.07)                 9.58      (6.35)%      60,400    0.90%/5/       0.49%/5/      132.63%
--------------------------------------------------------------------------------------------------------------------------
   (0.01)           -       (0.01)                9.32      (2.57)%     139,279    1.05%/5/      (0.10)%/5/     115.65%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  (0.05)      (0.62)       (0.67)                15.45       63.93%/2/   63,595    1.74%/3//6/   (0.16)%/3//6/  283.67%/2/
--------------------------------------------------------------------------------------------------------------------------
        -           -            -               16.20        4.85%      66,368    1.72%/3//6/   (1.44)%/3//6/   64.44%
--------------------------------------------------------------------------------------------------------------------------
        -      (2.75)       (2.75)               17.57       30.12%     103,840    1.70%/6/      (1.20)%/6/     158.39%
--------------------------------------------------------------------------------------------------------------------------
        -      (1.67)       (1.67)               12.49     (21.51)%      72,696    1.74%/6/      (1.38)%/6/     135.61%
--------------------------------------------------------------------------------------------------------------------------
       -      (0.03)       (0.03)                22.06       77.06%     150,898    1.76%/6/      (1.18)%/6/     200.09%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  (0.04)      (0.01)       (0.05)                19.19      (3.75)%      31,187    1.50%/7/       0.66%/7/       15.12%
--------------------------------------------------------------------------------------------------------------------------
  (0.10)      (0.37)       (0.47)                20.27        8.21%      43,182    1.50%/7/       0.62%/7/       31.57%
--------------------------------------------------------------------------------------------------------------------------
  (0.17)      (0.46)       (0.63)                18.64      (5.10)%      57,206    1.50%/7/       0.50%/7/       97.09%
--------------------------------------------------------------------------------------------------------------------------
  (0.09)      (0.37)       (0.46)                15.26     (15.97)%      44,670    1.50%/7/       1.37%/7/       43.96%
--------------------------------------------------------------------------------------------------------------------------
   (0.31)           -       (0.31)               18.66      24.74%       54,423    1.56%/7/       0.80%/7/       45.50%
--------------------------------------------------------------------------------------------------------------------------

[LOGO] FIRSTAR FUNDS

--------------------------------------------------------------------------------
RETAIL A SHARE EQUITY FUNDS

                                                       Income from Investment Operations
                                                      ----------------------------------
                                                                  Net Realized
                                              Net                and Unrealized   Total
                                         Asset Value,     Net       Gains or       From
                                           Beginning   Investment  (Losses) on  Investment
                                           of Period     Income    Securities   Operations
-------------------------------------------------------------------------------------------
BALANCED INCOME
-------------------------------------------------------------------------------------------
Dec. 1, 1997/1/ through Oct. 31, 1998       $10.00       $0.28/11/    $0.96       $1.24
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  11.00        0.28         0.38        0.66
-------------------------------------------------------------------------------------------
BALANCED GROWTH
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/10/              22.10        0.49         3.77        4.26
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  25.89        0.47/12/     2.64        3.11
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  27.98        0.58         4.19        4.77
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  30.48        0.56         1.86        2.42
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  29.82        0.49         1.19        1.68
-------------------------------------------------------------------------------------------
GROWTH AND INCOME
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/10/              23.09        0.37         5.14        5.51
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  27.62        0.42/12/     6.61        7.03
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  33.07        0.37         8.92        9.29
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  39.24        0.36         6.55        6.91
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  44.41        0.29         4.92        5.21
-------------------------------------------------------------------------------------------
EQUITY INDEX
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/10/              33.41        0.70         7.70        8.40
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  41.07        0.77/12/     8.69        9.46
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  49.40        0.80/11/    14.33       15.13
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  63.11        0.84        12.58       13.42
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  74.58        0.80        17.75       18.55
-------------------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------------------
Year Ended October 31, 1995/10/              21.47       (0.02)        4.16        4.14
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  25.58       (0.07)/12/    4.81        4.74
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  30.32       (0.05)/12/    6.30        6.25
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  35.27       (0.02)/11/    5.66        5.64
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  35.72       (0.12)/11/    6.42        6.30
-------------------------------------------------------------------------------------------

/1/   Commencement of operations.

/2/   Not annualized.

/3/   Annualized.

/4/ Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1999, and period ended October 31, 1998 would have been 1.48%, 1.63%, respectively; and ratio of net investment income to average net assets for the fiscal year ended October 31, 1999, and period ended October 31, 1998 would have been 2.29%, 2.19%, respectively.

/5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.25%, 1.24%, 1.25%, 1.28%, 1.25%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.52%, 1.67%, 1.80%,
      1.52%, 1.74%, respectively.

/6/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.18%, 1.19%, 1.19%, 1.23%, 1.20%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.73%, 0.79%, 1.02%,
      1.35%, 1.40%, respectively.

/7/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.68%, 0.69%, 0.70%, 0.73%, 0.73%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.85%, 1.07%, 1.33%,
      1.69%, 2.07%, respectively.

/8/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.20%, 1.21%, 1.21%, 1.23%, 1.21%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.32)%, (0.12)%,
      (0.24)%, (0.36)%, (0.18)%, respectively.

/9/ The total return calculation does not reflect the maximum sales charge of 5.50%.

/10/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

                                                            [LOGO] FIRSTAR FUNDS
--------------------------------------------------------------------------------

          Less Distributions                                                  Supplemental Data and Ratios
--------------------------------------                              ------------------------------------------------
                                                                        Net         Ratio    Ratio of Net
  Dividends Distributions                                             Assets,      of Net    Investment
  from Net       From                       Net Asset                  End of     Expenses      Income     Portfolio
 Investment    Capital       Total          Value, End     Total       Period    to Average   to Average   Turnover
   Income       Gains    Distributions      of Period    Return/9/    (00s)     Net Assets   Net Assets   Rate/13/
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  $(0.24)       $  -       $(0.24)           $11.00       12.46%/2/     $10,614    1.00%/3/F4/ 2.82% /3//4/   58.33%/2/
-----------------------------------------------------------------------------------------------------------------------
   (0.28)      (0.44)       (0.72)            10.94        6.01%         13,087    1.18%/4/    2.59%/4/       48.46%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   (0.47)          -        (0.47)            25.89       19.55%         21,832    0.94%/5/    2.05%/5/       61.87%
-----------------------------------------------------------------------------------------------------------------------
   (0.47)      (0.55)       (1.02)            27.98       12.30%         29,034    1.00%/5/    1.80%/5/       63.91%
-----------------------------------------------------------------------------------------------------------------------
   (0.59)      (1.68)       (2.27)            30.48       18.07%         44,026    1.00%/5/    2.06%/5/       69.90%
-----------------------------------------------------------------------------------------------------------------------
   (0.58)      (2.50)       (3.08)            29.82        8.60%         59,657    1.00%/5/    1.91%/5/       56.44%
-----------------------------------------------------------------------------------------------------------------------
   (0.49)      (0.95)       (1.44)            30.06        5.56%         53,807    1.18%/5/    1.59%/5/       69.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   (0.38)      (0.60)       (0.98)            27.62       24.75%         42,424    1.09%/6/    1.51%/6/       47.85%
-----------------------------------------------------------------------------------------------------------------------
   (0.39)      (1.19)       (1.58)            33.07       26.62%         71,310    1.15%/6/    1.42%/6/       51.37%
-----------------------------------------------------------------------------------------------------------------------
   (0.39)      (2.73)       (3.12)            39.24       30.47%        128,070    1.12%/6/    1.09%/6/       31.36%
-----------------------------------------------------------------------------------------------------------------------
   (0.35)      (1.39)       (1.74)            44.41       18.08%        190,331    1.12%/6/    0.86%/6/       48.56%
-----------------------------------------------------------------------------------------------------------------------
   (0.35)      (3.21)       (3.56)            46.06       11.78%        194,089    1.17%/6/    0.74%/6/       62.20%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   (0.68)      (0.06)       (0.74)            41.07       25.79%         18,663    0.66%/7/    2.14%/7/        4.61%
-----------------------------------------------------------------------------------------------------------------------
   (0.78)      (0.35)       (1.13)            49.40       23.36%         39,656    0.66%/7/    1.76%/7/        7.48%
-----------------------------------------------------------------------------------------------------------------------
   (0.81)      (0.61)       (1.42)            63.11       31.08%         76,866    0.63%/7/    1.40%/7/        9.81%
-----------------------------------------------------------------------------------------------------------------------
   (0.84)      (1.11)       (1.95)            74.58       21.63%        110,129    0.58%/7/    1.18%/7/        2.91%
-----------------------------------------------------------------------------------------------------------------------
   (0.83)      (0.47)       (1.30)            91.83       25.01%        142,247    0.61%/7/    0.92%/7/       13.95%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   (0.03)          -        (0.03)            25.58       19.31%         10,105    1.09%/8/   (0.06)%/8/      49.84%
-----------------------------------------------------------------------------------------------------------------------
       -           -            -             30.32       18.53%         16,636    1.15%/8/   (0.29)%/8/      56.75%
-----------------------------------------------------------------------------------------------------------------------
       -       (1.30)       (1.30)            35.27       21.30%         25,043    1.14%/8/   (0.16)%/8/      62.09%
-----------------------------------------------------------------------------------------------------------------------
   (0.02)      (5.17)       (5.19)            35.72       18.58%         38,213    1.14%/8/   (0.05)%/8/      51.82%
-----------------------------------------------------------------------------------------------------------------------
   (0.02)      (4.04)       (4.06)            37.96       17.92%         47,238    1.19%/8/   (0.31)%/8/      59.35%
-----------------------------------------------------------------------------------------------------------------------

/11/ Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

/12/ Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

/13/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(LOGO) Firstar Funds
--------------------------------------------------------------------------------

Retail a Share Equity Funds (cont'd.)


                                                                Income from Investment Operations
                                                           -------------------------------------------
                                                                          Net Realized
                                              Net                        and Unrealized       Total
                                         Asset Value,         Net           Gains or           From
                                           Beginning       Investment      (Losses) on      Investment
                                           of Period         Income        Securities       Operations
------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995                 $33.19         $(0.07)            $8.49           $8.42
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  41.40          (0.13)/12/         4.70            4.57
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  41.38          (0.20)/12/         8.44            8.24
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  44.36          (0.24)/11/        (2.07)          (2.31)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  37.59          (0.08)/11/         0.60            0.52
------------------------------------------------------------------------------------------------------
EMERGING GROWTH
------------------------------------------------------------------------------------------------------
Aug. 15, 1997 through Oct. 31, 1997          10.00           0.02              0.29            0.31
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.31           0.03/11/         (0.71)          (0.68)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                   9.56          (0.02)            (0.24)          (0.26)
------------------------------------------------------------------------------------------------------
MICROCAP
------------------------------------------------------------------------------------------------------
Aug. 1, 1995/1/ through June 30, 1996        10.00          (0.02)             6.10            6.08
------------------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996           15.42          (0.08)/12/         0.82            0.74
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  16.16          (0.18)/12/         4.24            4.06
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  17.47          (0.25)/11/        (3.17)          (3.42)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  12.38          (0.26)/12/         9.71            9.45
------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY/8/
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1995/10/              19.99           0.08             (0.87)          (0.79)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  19.15           0.07/12/          1.43            1.50
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  20.21           0.06/12>         (1.10)          (1.04)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  18.58           0.20/11/         (3.15)          (2.95)
------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  15.18            0.03             3.62            3.65
------------------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Not annualized.
 /3/ Annualized.
 /4/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.21%, 1.20%, 1.20%, 1.20%, 1.17%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.23)%, (0.64)%, (0.57)%,
     (0.42)%, (0.27)%, respectively.
 /5/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998 and the period ended October 31, 1997 would have been 1.32%, 1.42%, 1.59%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998 and the period ended October 31, 1997 would have been (0.37)%, (0.03)%, 0.59%, respectively.
 /6/ Without fees waived, the ratio of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and the period ended June 30, 1996 would have been 2.02%, 2.06%, 2.03%, 2.04%, 2.22%, respectively, and the ratio of net investment income (loss) to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and the period ended June 30, 1996 would have been (1.44)%, (1.70)%, (1.53)%, (1.76)%, (0.59)%, respectively.
 /7/ Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 2.10%, 2.16%, 2.50%, 2.61%, 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.27)%, 0.71%, (0.50)%,
     (0.48)%, (0.69)%, respectively.
 /8/ Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors. /9/ The total return calculation does not reflect the maximum sales charge of
     5.50%.
/10/ On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
/11/ Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.
/12/ Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
/13/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                            (LOGO) Firstar Funds
--------------------------------------------------------------------------------


          Less Distributions                                                    Supplemental Data and Ratios
---------------------------------------                             -----------------------------------------------------
                                                                       Net        Ratio     Ratio of Net
 Dividends   Distributions                                            Assets,     of Net     Investment
 from Net         From                    Net Asset                   End of     Expenses      Income        Portfolio
Investment      Capital       Total       Value, End     Total        Period    to Average   to Average      Turnover
  Income         Gains    Distributions   of Period     Return/4/      (00s)    Net Assets   Net Assets      Rate/13/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  $    -        $(0.21)      $(0.21)        $41.40       25.56%     $ 87,269      1.09%/4/    (0.19)%/4/       79.25%
-------------------------------------------------------------------------------------------------------------------------
       -         (4.59)       (4.59)         41.38       12.27%      111,159      1.13%/4/    (0.35)%/4/      103.34%
-------------------------------------------------------------------------------------------------------------------------
       -         (5.26)       (5.26)         44.36       22.18%      147,396      1.12%/4/    (0.50)%/4/       97.40%
-------------------------------------------------------------------------------------------------------------------------
       -         (4.46)       (4.46)         37.59       (5.91)%     136,146      1.13%/4/    (0.57)%/4/       77.39%
-------------------------------------------------------------------------------------------------------------------------
       -         (0.31)       (0.31)         37.80        1.31%       95,758      1.19%/4/    (0.21)%/4/      139.91%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       -             -            -          10.31        3.10%/2/     5,355      1.15%/3,5/   0.93%/3/5/      14.51%/2/
-------------------------------------------------------------------------------------------------------------------------
  $(0.02)        (0.05)       (0.07)          9.56       (6.58)%      12,884      1.15%/5/     0.24%/5/       132.63%
-------------------------------------------------------------------------------------------------------------------------
   (0.01)            -        (0.01)          9.29       (2.72)%       9,957      1.30%/5/    (0.35)%/5/      115.65%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   (0.04)        (0.62)       (0.66)         15.42       63.52%/2/     9,036      1.99%/3,6/  (0.36)%/3/6/    283.67%/2/
-------------------------------------------------------------------------------------------------------------------------
       -             -            -          16.16        4.80%/2/     9,273      1.97%/3,6/  (1.69)%/3,6/     64.44%/2/
-------------------------------------------------------------------------------------------------------------------------
       -         (2.75)       (2.75)         17.47       29.78%       16,793      1.95%/6/    (1.45)%/6/       158.39%
-------------------------------------------------------------------------------------------------------------------------
       -         (1.67)       (1.67)         12.38      (21.71)%      12,419      1.99%/6/    (1.63)%/6/       135.61%
-------------------------------------------------------------------------------------------------------------------------
       -         (0.03)       (0.03)         21.80       76.54%       21,988      2.01%/6/    (1.43)%/6/       200.09%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   (0.04)        (0.01)       (0.05)         19.15       (3.95)%       1,633      1.70%/7/     0.46%/7/        15.12%
-------------------------------------------------------------------------------------------------------------------------
   (0.07)        (0.37)       (0.44)         20.21        7.95%        3,769      1.75%/7/     0.37%/7/        31.57%
-------------------------------------------------------------------------------------------------------------------------
   (0.13)        (0.46)       (0.59)         18.58       (5.30)%       6,502      1.75%/7/     0.25%/7/        97.09%
-------------------------------------------------------------------------------------------------------------------------
   (0.08)        (0.37)       (0.45)         15.18      (16.16)%       6,486      1.75%/7/     1.12%/7/        43.96%
-------------------------------------------------------------------------------------------------------------------------
   (0.30)            -        (0.30)         18.53       24.48%        6,418      1.81%/7/     0.56%/7/        45.50%
-------------------------------------------------------------------------------------------------------------------------

(LOGO) Firstar Funds


Retail B Share
Equity Funds

                                                                      Income from Investment Operations
                                                                 -------------------------------------------
                                                                               Net Realized
                                                     Net                      and Unrealized
                                                Asset Value,        Net          Gains or       Total From
                                                  Beginning      Investment     (Losses) on     Investment
                                                  of Period        Income       Securities      Operations
------------------------------------------------------------------------------------------------------------
BALANCED INCOME
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999           $10.87        $0.14/13/        $0.07          $0.21
------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            30.25         0.17/13/        (0.10)          0.07
------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            44.64         0.02/13/         1.40           1.42
------------------------------------------------------------------------------------------------------------
EQUITY INDEX
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            83.72         0.08/13/         8.18           8.26
------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            36.92        (0.29)/13/        1.15           0.86
------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            37.57        (0.23)/13/        0.29           0.06
------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999             9.57        (0.07)/13/       (0.25)         (0.32)
------------------------------------------------------------------------------------------------------------
MICROCAP
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            13.74        (0.30)/13/        8.25           7.95
------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY/10/
------------------------------------------------------------------------------------------------------------
March 1, 1999/1/ through October 31, 1999            14.71        (0.10)/13/        3.76           3.66
------------------------------------------------------------------------------------------------------------

 /1/  Commencement of operations.
 /2/  Not annualized.
 /3/  Annualized.
 /4/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 2.21% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been 1.66%.
 /5/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 2.03% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been 0.81%.
 /6/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 1.43% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been 0.07%.
 /7/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 1.97% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been (1.18)%.
 /8/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 1.97% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been (0.91)%.
 /9/ Without fees waived, ratio of net expenses to average net assets for the year ended October 31, 1999 would have been 2.85% and the ratio of net investment income to average net assets for the year ended October 31, 1999 would have been (1.13)%.
/10/ Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.
/11/ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/12/ The total return calculation does not reflect the maximum deferred sales charge of 5.00%.
/13/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

110